UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

HERITAGE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

Item 1. Reports to Shareholders

Heritage Series Trust

The Intelligent Creation of Wealth

Semiannual Report

(Unaudited) and Investment Performance
Review for the Six-Month Period
Ended April 30, 2004

Heritage
FAMILY OF FUNDS™

Heritage Series Trust

Semiannual Report

May 24, 2004

Dear Valued Shareholders:

With the first half of the fiscal year ended, it is a pleasure to report to you on the Heritage Series Trust–Diversified Growth Fund (the “Fund”)(a). As a reminder, effective January 2, 2004 the Fund’s name was changed from “Aggressive Growth Fund” to “Diversified Growth Fund” to better describe its stated objectives. For the six-month period ended April 30, 2004, the Fund’s Class A shares’ return(b) of +7.44% beat the Fund’s benchmark index, the Russell Midcap Growth Index(c), which returned +5.75%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please bear in mind that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

During the first half of the fiscal year, the top contributing stocks included Station Casinos, Patterson-UTI Energy, Stryker Corp, GTECH Holdings, Amdocs, and International Game Technology. Station Casinos, a gaming and entertainment company, has continued to have strong long-term operating fundamentals in its Las Vegas properties. Station has been one of the top operators in the casino industry in same-store sales growth and unit growth opportunities. Demographic prospects seem to be improving, with a pick up in the residential real estate market in the Las Vegas area. As an indication of confidence in future cash flows, the company raised the quarterly dividend yield on the stock by 40% during the quarter. Patterson-UTI Energy primarily conducts a contract drilling business. We believe Patterson offers a good opportunity to leverage current increases in natural gas exploration. We expect earnings to increase steadily over the next few years. The company is debt free, and we believe the stock is cheap on a normalized earnings basis. Stryker Corp. develops and manufactures surgical and medical products. The company has been lowering its debt. GTECH Holdings is a lottery equipment supplier and operator. The company has seen growth from increasing state gaming activity, as states use gaming revenues to offset budget shortfalls. The company has a solid balance sheet and good cash flow. Amdocs Limited provides billing and customer relationship management software for the communications industry. The company beat earnings expectations and indicated it has several large deals in its pipeline. International Game Technology designs, develops, manufactures, distributes and sells computerized gaming machines and systems products. The Supreme Court recently dismissed a Department of Justice case against Class II gaming machines, which includes electronic bingo games. This should allow the company to more aggressively pursue this segment, and represents a potential boost to earnings this year and beyond.

The worst contributing stocks for the Fund included Maxtor Corp, Barr Pharmaceuticals, UTStarcom, Agere Systems, and Avaya Inc. Maxtor, which provides hard disk drives and related storage solutions for a variety of applications, including desktop computers and consumer electronics. One of Maxtor’s largest competitors manufactured hard drives at a higher amount than demand, causing an oversupply situation. We sold the stock in early February. Barr Pharmaceuticals develops, manufactures, and sells both generic and proprietary prescription

(a)  The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b)  All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c)  Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

drugs. The stock traded down in March, likely due to concerns over increased competition in generic oral contraceptives. Barr traditionally has been a successful generic-only drug company. It currently indicates that it has a full pipeline of generic drugs, but we believe Barr’s real growth potential is a new focus on releasing proprietary products. Subsequent to the end of the six-month period discussed in this report, we sold the stock. UTStarcom designs, manufactures, and sells telecommunications equipment. Increased competition in handsets has reduced unit gross margins quicker than we anticipated. Foreign exchange rates also had a negative impact on margins. Agere develops and manufactures integrated circuit solutions. Agere also suffered from an inventory build-up in the data storage industry. We sold the stock. Avaya provides communications systems, applications and services. The stock traded down on no specific news.

The most notable sector in terms of relative performance was consumer discretionary, particularly leisure and commercial services stocks. The most significant lagging sector on a relative contribution basis was healthcare, where the Fund slightly underperformed the Index. Our picks in this area were not as strong as the Index during the period. Over the six-month period, we added to the Fund’s consumer discretionary and energy weightings. We decreased our weightings in technology and producer durables.

During the six-month period, our average cash position was 6.8%. We typically hold some cash, usually less than 10%, in order to have immediate purchasing power when adding new positions.

We continue to remind you that investments in small- and mid- cap companies generally involve greater risk than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. As of the end of this reporting period, our weighted average market capitalization was $5.9 billion, compared to $6.6 billion in the Russell Midcap Growth Index. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,

Bert Boksen	Richard K. Riess
Managing Director	President
Eagle Asset Management, Inc.	Heritage Series Trust
Portfolio Manager
Heritage Diversified Growth Fund

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

April 30, 2004

(unaudited)

Shares		Value
Common Stocks—93.1% (a)
Aerospace/Defense—3.0%
76,900	Alliant Techsystems, Inc.*	$4,559,401

Biotechnology—1.4%
13,500	Celgene Corporation*	697,815
20,400	Invitrogen Corporation*	1,473,492

		2,171,307

Commercial Services—4.8%
51,500	University of Phoenix Online*	4,483,590
74,225	Weight Watchers International Inc.*	2,894,775

		7,378,365

Computers—2.5%
96,300	FactSet Research Systems Inc.	3,828,888

Electrical Components & Equipment—1.5%
122,500	American Power Conversion Corporation	2,285,850

Entertainment—5.1%
64,200	GTECH Holdings Corporation	3,911,064
104,900	International Game Technology	3,958,926

		7,869,990

Environmental Control—1.5%
181,200	Allied Waste Industries, Inc.*	2,281,308

Financial Services—4.3%
241,700	Ameritrade Holding Corporation*	2,958,408
43,800	Doral Financial Corporation	1,436,202
44,200	T. Rowe Price Group, Inc.	2,266,576

		6,661,186

Healthcare Products—11.6%
88,200	INAMED Corporation*	5,189,688
83,100	ResMed Inc.*	4,095,168
60,000	Stryker Corporation	5,935,800
30,000	Varian Medical Systems Inc.	2,575,200

		17,795,856

Insurance—4.1%
45,100	AMBAC Financial Group, Inc.	3,111,900
40,000	Brown & Brown, Inc.	1,560,400
36,500	The PMI Group, Inc.	1,570,595

		6,242,895

Internet—4.7%
46,850	InterActiveCorp*	1,493,110
651,600	WebMD Corporation*	5,727,564

		7,220,674

Shares		Value
Common Stocks (continued)
Leisure Time—2.5%
36,725	Carnival Corporation	1,567,056
57,400	Royal Caribbean Cruises, Ltd.	2,326,422

		3,893,478

Lodging—6.7%
105,600	Harrah’s Entertainment, Inc.	5,615,808
102,825	Station Casinos, Inc.	4,635,351

		10,251,159

Logic Semiconductors—2.5%
188,200	Altera Corporation*	3,765,882

Memory & Commodity Semiconductors—1.3%
152,725	Integrated Device Technology, Inc.*	2,054,151

Oil & Gas—6.3%
167,400	Patterson-UTI Energy, Inc.	6,058,206
55,150	Valero Energy Corporation	3,516,364

		9,574,570

Oil & Gas Services—2.1%
72,900	BJ Services Company*	3,244,050

Pharmaceuticals—3.9%
88,950	Barr Pharmaceuticals, Inc.*	3,684,309
68,500	Caremark Rx, Inc.*	2,318,725

		6,003,034

Retail—4.4%
72,400	Advance Auto Parts, Inc.*	3,124,060
20,900	Copart, Inc.*	396,264
103,100	Ross Stores, Inc.	3,144,550

		6,664,874

Semiconductor Equipment—1.9%
189,175	ASML Holding N.V.*	2,941,671

Software—7.0%
160,000	Citrix Systems Inc.*	3,048,000
300,000	Datastream Systems, Inc.*	2,124,000
63,400	Electronic Arts Inc.*	3,209,308
102,000	Red Hat, Inc.*	2,316,420

		10,697,728

Telecommunications—10.0%
109,900	Amdocs Ltd.*	2,917,845
240,400	Avaya Inc.*	3,288,672
218,100	Comverse Technology, Inc.*	3,568,116
173,400	Nextel Partners Inc.*	2,314,890
122,600	UTStarcom, Inc.*	3,230,510

		15,320,033

Total Common Stocks (cost $121,966,425)		142,706,350

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Value
Repurchase Agreement—6.7% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2004 @ 0.84% to be repurchased at $10,313,722 on May 3, 2004, collateralized by $7,290,000 United States Treasury Bonds, 12.5% due August 15, 2014, (market value $10,536,710 including interest) (cost $10,313,000)	$10,313,000

Total Investment Portfolio (cost $132,279,425) (b), 99.8% (a)	153,019,350
Other Assets and Liabilities, net, 0.2% (a)	282,048

Net Assets, 100.0%	$153,301,398

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $20,739,925 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $24,126,538 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,386,613.

The accompanying notes are an integral part of the financial statements.

May 24, 2004

Dear Valued Shareholders:

The Heritage Series Trust–Growth Equity Fund (the “Fund”) produced a return(a) of -1.00% during the six-month period ended April 30, 2004(b). The benchmark Standard & Poor’s 500 Composite Stock Price Index(c) returned +6.27% and the Russell 1000 Growth Index(c) finished the same period +4.14%. Most of the Fund’s underperformance relative to its benchmark occurred in April 2004. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

The U.S. economy continued to show strength over the past six-month period. Capital goods orders, home sales, and consumer confidence remain strong. The manufacturing sector is also experiencing strong growth, as measured by the ISM Purchasing Managers Index. Order backlogs continue to increase and new orders are rising while most inventories remain low. Nominal Gross Domestic Product rose approximately 6.7% in the first calendar quarter of 2004 versus 2003. The world’s economy has been influenced by the rapid growth in Asia, particularly China. There are fears, however, that this rapid period of growth in China could lead to further inflation.

Inflation and rising input costs remain a risk to the broader economy. Moderate inflation may be a positive, as it would signal a return of pricing power. Energy prices are a concern, although at these levels, oil would have to move significantly higher to have a substantial impact on the economy. Employment concerns appear to be waning. Initial unemployment claims have shown a steady decrease thus far in 2004. Personal consumption growth appears strong. The reported wage and salary growth should help to fuel consumption growth. Consumption growth driven by wages and payroll employment would add an element of sustainability to consumer spending.

Performance results during the period were penalized by our overweight position in technology and by sub-par stock selection in this sector. The technology sector was hurt by semiconductor stocks Fairchild Semiconductor, Applied Materials, Applied Micro Circuits, Lam Research, and Intel. While the past six months covered by this report have been choppy for the semiconductor stocks, we believe their discount relative to technology peers offers a good opportunity to capitalize on the underappreciated margin expansion potential in the second half of calendar 2004. We believe the fundamental outlook over the next twelve calendar months looks strong and valuations are not excessive. Flextronics and Agilent Technologies were positive contributors in this space during the period. Increased leverage achieved by driving down production costs have resulted in margin improvement at these companies.

(a)  All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(b)  The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(c)  Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

The healthcare sector was a slight underperformer for the Fund. However, Caremark, Allergan, and St. Jude were each added to the portfolio recently and have outperformed. Allergan is a premier specialty pharmaceutical company from a quality perspective: management, sales force, and portfolio of products. Caremark’s recent acquisition of a large competitor should give it the scale and operating leverage necessary to drive discounts to the consumer, and ultimately, profits to Caremark. A disappointing product launch hurt MedImmune’s stock price in the healthcare sector during the 6-month period.

The consumer/retail sector’s performance was relatively flat for the period. Cendant, Lamar Advertising, and Harrah’s Entertainment were outperformers in this space. Lamar benefited from increased ad rates and occupancy levels for their billboard properties. Harrah’s has benefited from the acceleration of gaming revenues and the evidence that states are easing gaming restrictions. We remain positioned firmly in consumer discretionary stocks, as these areas should benefit from a recovery in the economy. Kohl’s and EchoStar Communications were disappointments in the space. Despite improving fundamentals in these names, stock price declined. EchoStar results were dampened due to a product manufacturing delay associated with a new set-top box promotion. Gannett was a stock purchased during the period. Gannett is a company that is highly leveraged to an increase in help wanted ads and an uptick in advertising.

The Fund benefited from positive contribution from stocks held within the financial services sector during the trailing six-month period. First Data performed well, while Merrill Lynch and Goldman Sachs lagged. First Data is a leader in merchant processing, merchant acquiring, and the money transfer business. The company’s acquisition of Concord will help it to have a leading position in the PIN debit card network. Brokerage stocks sold off in April, after strong performance in the past year due to interest rate hike fears. We liquidated positions of Countrywide Financial and Lehman Brothers, as the two operate businesses that are interest-rate sensitive.

Please bear in mind that this Fund invest primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock and general market and economic conditions. Please refer to the Fund’s prospectus for more information about these and other risks. Thank you for your continued support. We look forward to a long and prosperous relationship.

Sincerely,	Sincerely,

Ashi Parikh	Richard K. Riess
Senior Managing Director	President
Eagle Asset Management, Inc.	Heritage Series Trust
Portfolio Manager
Heritage Growth Equity Fund

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

Shares		Value
Common Stocks—99.8% (a)
Advertising—0.8%
56,050	Lamar Advertising Company*	$2,301,413

Analog Semiconductors—0.4%
59,000	NVIDIA Corporation*	1,211,860

Banks—1.1%
38,200	Bank of America Corporation	3,074,718

Biotechnology—3.1%
67,200	Amgen Inc.*	3,781,344
12,125	Genentech Inc.*	1,488,950
77,250	Genzyme Corporation, General Division*	3,365,010

		8,635,304

Broadcasting Services/Programs—1.7%
113,300	Clear Channel Communications, Inc.	4,700,817

Commercial Services—2.4%
290,150	Cendant Corporation	6,870,752

Communication Semiconductors—1.2%
744,300	Applied Micro Circuits Corporation*	3,282,363

Computers—3.7%
198,200	Dell, Inc.*	6,879,522
328,550	EMC Corporation	3,666,618

		10,546,140

Cosmetics/Personal Care—0.6%
15,900	Procter & Gamble Company	1,681,425

Diversified Manufacturer—4.5%
426,900	General Electric Company	12,785,655

Electrical Components & Equipment—1.8%
85,800	Emerson Electric Company	5,166,876

Electronics—2.5%
102,850	Agilent Technologies Inc.*	2,777,978
157,250	Jabil Circuit, Inc.*	4,149,828

		6,927,806

Entertainment—0.8%
62,450	International Game Technology	2,356,863

Financial Services—5.8%
160,433	Citigroup Inc.	7,715,223
52,050	Goldman Sachs Group, Inc.	5,022,825
69,500	Merrill Lynch & Company, Inc.	3,768,985

		16,507,033

Shares		Value
Common Stocks (continued)
Healthcare Products—5.1%
31,750	Boston Scientific Corporation*	1,307,782
146,000	Johnson & Johnson	7,888,380
41,500	St. Jude Medical, Inc.	3,164,790
25,800	Zimmer Holdings, Inc.*	2,060,130

		14,421,082

Healthcare Services—0.6%
18,550	Aetna Inc.	1,535,012

Home Furnishings—1.6%
282,000	Tempur-Pedic International Inc.*	4,402,020

Internet—2.9%
66,300	Checkfree Corporation*	1,991,652
59,800	eBay Inc.*	4,773,236
176,300	WebMD Corporation*	1,549,677

		8,314,565

Lodging—1.5%
82,000	Harrah’s Entertainment, Inc.	4,360,760

Logic Semiconductors—7.4%
74,400	Altera Corporation*	1,488,744
542,600	Intel Corporation	13,961,098
345,150	LSI Logic Corporation*	2,567,916
115,850	Texas Instruments Inc.	2,907,835

		20,925,593

Machinery—0.9%
32,000	Caterpillar, Inc.	2,487,360

Memory & Commodity Semiconductors—3.5%
164,700	Cypress Semiconductor Corporation*	2,300,859
396,300	Fairchild Semiconductor International Inc., Class “A”*	7,715,961

		10,016,820

Multimedia—7.0%
304,800	The Walt Disney Company	7,019,544
392,150	Time Warner Inc.*	6,595,963
160,700	Viacom, Inc., Class “B”	6,211,055

		19,826,562

Pharmaceuticals—10.5%
95,650	Abbott Laboratories	4,210,513
44,650	Allergan, Inc.	3,931,432
138,150	Caremark Rx, Inc.*	4,676,378
367,470	Pfizer, Inc.	13,140,727
99,250	Wyeth	3,778,448

		29,737,498

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Shares		Value
Common Stocks (continued)
Printing & Publishing—1.5%
50,050	Gannett Company	$4,338,334

Retail—4.3%
106,950	Family Dollar Stores Inc.	3,437,373
95,650	Home Depot, Inc.	3,365,924
94,000	Wal-Mart Stores, Inc.	5,358,000

		12,161,297

Semiconductor Equipment—5.4%
336,700	Applied Materials Inc.*	6,138,041
229,450	Entegris, Inc.*	2,328,918
309,000	Lam Research Corporation*	6,841,260

		15,308,219

Software—6.2%
84,900	First Data Corporation	3,853,611
314,200	Microsoft Corporation	8,159,774
190,900	Siebel Systems, Inc.*	1,962,452
130,900	Veritas Software Corporation*	3,491,103

		17,466,940

Telecommunications—4.8%
404,150	Cisco Systems, Inc.*	8,434,610
1,082,700	JDS Uniphase Corporation*	3,291,408
464,650	Nortel Networks Corporation	1,737,791

		13,463,809

Television, Cable & Radio—6.2%
128,050	Comcast Corporation, Class “A”	3,712,170
115,300	Cox Radio, Inc., Class “A”*	2,387,863
105,300	EchoStar Communications Corporation, Class “A”*	3,494,907
55,850	Entercom Communications Corporation*	2,546,760
397,400	Sirius Satellite Radio Inc.*	1,311,420
70,400	Univision Communications, Inc., Class “A”*	2,383,040
56,250	Westwood One, Inc.	1,661,625

		17,497,785

Value
Total Investment Portfolio (cost $255,393,590) (b), 99.8% (a)	282,312,681
Other Assets and Liabilities, net, 0.2% (a)	664,161

Net Assets, 100.0%	$282,976,842

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $26,919,091 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $39,097,933 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $12,178,842.

The accompanying notes are an integral part of the financial statements.

May 25, 2004

Dear Valued Shareholders:

The Heritage Series Trust–International Equity Fund (the “Fund”) Class A shares returned(a) +10.16% over the six-month period ended April 30, 2004, versus the Fund’s benchmark, the Morgan Stanley Capital International Europe, Asia, Far East Index(b) return of +12.24% for the same period. The Lipper International Equity Fund Index(b) returned +10.98% over the same period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

During this review period(c), we underperformed the benchmark by 2.08%. From a top down perspective, our allocation to the Turkish market detracted from results, as did our position in cash equivalents. From a positive perspective, allocations to Eastern Europe contributed to performance results. In particular, investments within Hungary, the Czech Republic and Poland outperformed the benchmark over the period. As these countries have been preparing for European Union membership (which took place May 1st of this year), we directed our investments toward many of the banks within the region.

As interest rates and inflation within the emerging European countries have been “converging” toward the core markets of Europe, demand for financial services has been on the rise, supporting our investments within the banking sector. Public use of the banking system has great potential to continue to rise in the future. Within developed markets, our overweighted position to Austria relative to our benchmark also positively contributed to results, as this market is a beneficiary of the events unfolding in Eastern and Central Europe. Finally, our overweight within Norway also had a positive influence on our performance results amid an environment of rising oil prices.

From an industry sector perspective, our underweight within healthcare and utilities detracted from results, while our underweight within industrials and materials were positive contributors. Finally, from a stock selection perspective, many of the top contributors were investments in Eastern Europe. Detracting from results were investments in select telecommunications and financial services companies within developed Europe.

Within Europe, given heightened concerns over rising U.S. interest rates, rising oil prices, terrorist attacks, and fears over a Chinese economic slowdown, we have adopted a more defensive stance. We have reduced positions within transportation and capital goods companies, as well as materials, as these sectors are most impacted by concerns of slower Chinese growth. We also have reduced exposure to more cyclically oriented media companies. Within financial services, we have taken some profits on several companies which provided considerable outperformance year to date. We continue to be constructive toward telecommunications, utility, energy, and consumer staples, and have recently increased our weighting within pharmaceuticals.

(a)  All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(b)  Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

(c)  The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

Within Japan, during the review period we became more constructive on this market, though we were underweight relative to the benchmark. In recent years, after the long decline in the Japanese market, we have found valuations to be more reasonable, accounting has become more transparent, and massive corporate de-leveraging and restructuring are beginning to have a positive influence on fundamentals. We also recognize that Japan is a large beneficiary of the rise of China, as witnessed by exports of cement, metals and capital goods from Japan to China. This export-led recovery seems to be filtering into the domestic economy. Amid this environment, we increased exposure to Japan, so it was closer to the Index weighting by the end of the period.

Emerging markets also represented an important component of the Fund. By the end of the period, our positions within emerging markets approached 20% of the net assets of the Fund. The maximum weighting to emerging markets is 25%. The majority of these investments were directed toward Eastern and Central Europe, including investments in Russia and Turkey. For Central and Eastern Europe the prospect of European Union accession became a reality for ten countries as of May 1st, 2004, and we continue to find the region to offer attractive valuations and growth opportunities relative to the developed markets.

It is important to remember that investments in international securities involve certain risks that differ from the risks of investments in domestic securities. International securities are susceptible to fluctuation in currency exchange rates, political or economic conditions, and regulatory requirements that could affect the Fund’s return. Because the Fund is invested in emerging markets, it is important to reiterate that there are risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures. Conversely, we also feel that a balanced portfolio should contain some international exposure. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,	Sincerely,

Richard C. Pell	Rudolph Riad Younes	Richard K. Riess
Senior Vice President	Senior Vice President	President
Chief Investment Officer	Head of International Equities	Heritage Series Trust
Julius Baer Investment Management LLC	Julius Baer Investment Management LLC
Portfolio Manager	Portfolio Manager
Heritage International Equity Fund	Heritage International Equity Fund

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

Shares		Value
Common Stocks—76.0% (a)
Argentina—0.1%
9,975	Grupo Financiero Galicia SA, Sponsored ADR*	$70,823

Australia—1.6%
95,902	AMP Ltd.*	399,162
67,253	John Fairfax Holdings Ltd.*	162,518
36,823	Newcrest Mining Ltd.*	302,810
23,420	News Corp Ltd.*	215,737
17,966	Sons of Gwalia Ltd.*	32,140
26,750	Southcorp Ltd.*	68,887

		1,181,254

Austria—2.6%
11,738	Bank Austria Creditanstalt AG*	665,647
3,814	Erste Bank der Oesterreichischen Sparkassen AG*	570,295
1,230	Flughafen Wien AG*	67,910
1,756	OMV Aktiengesellschaft AG*	320,719
4,252	Telekom Austria AG*	62,382
7,288	Wienerberger AG*	237,851

		1,924,804

Belgium—1.6%
169	Almancora Comm Va*	8,157
3,990	Almanij NV	235,586
4,875	Belgacom SA*	147,715
29,703	Fortis NV	646,021
3,076	KBC Bancassurance Holding	172,742

		1,210,221

Brazil—0.9%
3,568	Aracruz Celulose SA, Sponsored ADR	111,108
19,255	Centrais Eletricas Brasileiras SA, Class “B”, Sponsored ADR	107,154
32,106	Centrais Eletricas Brasileiras SA, Sponsored ADR	168,919
6,274	Companhia de Bebidas das Americas, Sponsored ADR	117,700
2,129	Telemig Celular Participacoes SA, Sponsored ADR	65,147
7,762	Telesp Celular Participacoes SA, Sponsored ADR*	55,343
1,928	Votorantim Celulose e Papel SA, Sponsored ADR	60,539

		685,910

Shares		Value
Common Stocks (continued)
Canada—1.1%
6,288	Canadian Natural Resources Ltd.*	345,817
5,726	EnCana Corporation	224,696
2,045	Petro-Canada	90,422
13,774	Telesystem International Wireless Inc.*	134,985

		795,920

Czech Republic—2.0%
11,526	Cesky Telecom, AS*	146,900
12,165	Komercni Banka, AS*	1,328,051

		1,474,951

Denmark—0.4%
28	AP Moller—Maersk A/S*	176,200
3,276	H Lundbeck A/S*	66,433
518	Kobenhavns Lufthavne*	73,114

		315,747

Finland—0.8%
17,630	Fortum Oyj	197,421
29,869	Nokia Oyj	419,971

		617,392

France—6.3%
4,512	Air France*	78,517
19,626	Alcatel SA*	292,168
8,078	Altran Technologies SA*	84,072
5,721	Aventis SA*	435,429
8,999	BNP Paribas*	539,961
9,085	Bouygues*	309,990
1,162	CNP Assurances*	68,888
1,024	Gecina SA	76,282
2,381	LVMH Moet Hennessy Louis Vuitton SA*	167,674
841	Pernod-Ricard*	106,061
3,154	Renault SA*	235,143
92,678	SCOR*	147,625
2,006	Technip SA*	277,728
5,007	Thales SA*	185,836
8,546	Total SA*	1,579,279
689	Unibail*	65,024
1,574	Valeo SA*	64,829

		4,714,506

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Shares		Value
Common Stocks (continued)
Germany—6.8%
1,640	Adidas-Salomon AG*	$189,226
20,407	Bayerische Hypo-und Vereinsbank AG*	353,898
21,829	Commerzbank AG*	375,944
1,777	Continental AG	77,063
5,098	Deutsche Bank AG	419,762
8,671	Deutsche Post AG*	190,977
25,801	Deutsche Telekom AG*	444,968
2,194	E.ON AG*	145,309
15,738	Fraport AG*	443,885
1,525	Freenet.de AG*	133,529
2,114	Fresenius Medical Care AG	147,150
2,459	Henkel KGaA	196,698
9,372	Hypo Real Estate Holding AG*	255,804
3,754	MAN AG*	137,757
1,820	Medion AG*	77,337
9,692	Metro AG*	429,366
3,199	Muenchener Rueckversicherungs AG*	345,620
517	Puma AG Rudolf Dassler Sport*	118,822
7,400	Siemens AG*	533,973
6,484	T-Online International AG*	70,434

		5,087,522

Greece—0.6%
2,437	Coca Cola Hellenic Bottling Company SA*	64,503
24,515	Hellenic Telecommunications Organization SA*	355,848

		420,351

Hungary—2.6%
2,630	Egis Gyogyszergyar Rt.*	116,498
91,421	Matav Magyar Tavkozlesi Rt.	382,240
71,923	OTP Bank Rt	1,342,059
959	Richter Gedeon Rt.*	97,604

		1,938,401

Indonesia—0.7%
1,129,524	Bank Mandiri Persero Tbk PT*	186,496
512,500	Indofood Sukses Makmur Tbk PT*	43,769
18,043	Semen Gresik Persero Tbk PT*	20,237
300,028	Telekomunikasi Indonesia Tbk PT	275,020

		525,522

Shares		Value
Common Stocks (continued)
Ireland—0.4%
4,317	Celtic Resources Holdings PLC*	31,288
1,225	Depfa Bank PLC*	183,566
97,514	Dragon Oil PLC*	72,231

		287,085

Italy—2.2%
2,279	Aedes SpA	9,580
7,774	Banca Antonveneta SpA*	148,969
61,440	Banca Intesa SpA*	203,091
102,668	Banca Nazionale del Lavoro SpA*	229,936
17,709	Banca Popolare di Milano	104,561
95,601	Beni Stabili SpA*	70,301
44,253	Capitalia SpA*	122,429
76,477	Cassa di Risparmio di Firenze SpA*	132,718
24,154	Credito Emiliano SpA*	172,990
34,268	Saipem SpA	320,941
46,345	Telecom Italia SpA*	148,476

		1,663,992

Japan—12.5%
4,568	Aeon Credit Service Company, Ltd.*	290,143
3,773	Canon Inc.*	197,940
16,917	Credit Saison Company, Ltd.*	495,102
2,000	Daihatsu Motor Company, Ltd.*	11,960
27,000	Daiwa Securities Group Inc.*	203,054
3,412	Denso Corporation*	71,879
4,166	Fuji Photo Film Company, Ltd.*	134,004
72	Fuji Television Network Inc.*	187,233
5,000	Hitachi Capital Corporation	84,311
13,751	Hitachi Ltd.*	96,562
7,040	Honda Motor Company Ltd.*	282,582
11,297	Ito-Yokado Company, Ltd.*	469,834
15,546	Kao Corporation*	371,166
20,474	Koito Manufacturing Company, Ltd.*	147,296
33,846	Matsushita Electric Industrial Company, Ltd.*	497,117
39	Mitsubishi Tokyo Financial Group Inc.*	347,012
72	Mizuho Financial Group Inc.*	340,543
800	Nidec Corporation	86,332
23	Nippon Telegraph & Telephone Corporation*	120,872
55,497	Nomura Holdings Inc.*	901,107
66	NTT DoCoMo Inc.*	130,965
42,000	Sanyo Electric Company Ltd.*	190,278

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Shares		Value
Common Stocks (continued)
Japan (continued)
35,022	Seiyu Ltd.*	$125,662
11,000	Sharp Corporation*	198,342
28,813	Shiseido Company, Ltd.*	354,272
644	SMC Corporation*	73,815
17,865	Sony Corporation*	691,193
96	Sumitomo Mitsui Financial Group Inc.*	725,447
7,065	Sumitomo Trust & Banking Company Ltd.*	42,506
28,100	Tokyo Broadcasting System Inc.*	560,141
8,232	Toyota Motor Corporation*	297,610
37	UFJ Holdings Inc.*	228,977
6,258	Uni-Charm Corporation	295,988
6,000	Yamaha Motor Company, Ltd.*	85,788

		9,337,033

Luxembourg—0.3%
7,156	Millicom International Cellular SA*	179,830
2,524	SBS Broadcasting SA*	79,481

		259,311

Mexico—1.0%
51,843	Fomento Economico Mexicano SA de CV*	225,179
125,100	Grupo Financiero Banorte SA de CV*	444,395
43,496	Grupo Financiero Inbursa SA*	54,365
10,635	Grupo Modelo SA*	26,595

		750,534

Netherlands—1.9%
5,330	Euronext NV	154,927
1,771	Grolsch NV*	50,163
17,899	Hagemeyer NV*	38,586
6,483	Heineken NV*	273,306
10,217	Koninklijke Philips Electronics NV*	278,011
7,268	Royal Dutch Petroleum Company*	353,143
4,158	Unilever NV*	273,642

		1,421,778

Norway—1.6%
6,566	Norsk Hydro ASA	385,223
7,415	Smedvig ASA*	70,706
1,934	Sparebanken Midt-Norge*	52,088

Shares		Value
Common Stocks (continued)
Norway (continued)
686	Sparebanken Rogaland	25,966
34,251	Statoil ASA*	427,577
32,931	Telenor ASA*	216,216

		1,177,776

Philippines—0.1%
4,200	Philippine Long Distance Telephone, Sponsored ADR*	82,572

Poland—3.0%
10,385	Agora SA*	123,822
94,530	Bank Millennium SA*	74,983
27,066	Bank Pekao SA*	843,914
1,121	Bank BPH*	123,033
17,278	Bank Zachodni WBK SA*	387,882
2,741	BRE Bank SA*	78,285
15,735	Budimex SA*	192,321
6,235	Orbis SA*	38,415
86,054	Telekomunikacja Polska SA*	349,883

		2,212,538

Portugal—0.5%
51,803	Banco Comercial Portugues SA*	120,361
26,310	Media Capital SGPS*	136,124
4,452	Jeronimo Martins*	47,828
6,219	Portugal Telecom SGPS SA*	67,406

		371,719

Romania—0.6%
293,568	Romanian Bank for Development SA	$200,046
3,616,825	SNP Petrom SA*	225,030

		425,076

Russia—1.1%
1,210	MMC Norilsk Nickel, Sponsored ADR	71,753
2,725	Moscow City Telephone, Sponsored ADR*	40,466
2,069	North-West Telecom, Sponsored ADR*	59,691
775	Sibirtelecom, Sponsored ADR	29,140
19,900	Sun Interbrew Ltd., Sponsored GDR*	162,066
26,858	Uralsvyazinform JSC, Sponsored ADR*	196,063

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Shares		Value
Common Stocks (continued)
Russia (continued)
7,227	VolgaTelecom, Sponsored ADR	$41,917
12,743	Wimm-Bill-Dann Foods OJSC, Sponsored ADR*	216,504

		817,600

South Africa—0.4%
30,466	Nedcor Ltd.*	262,936

Spain—1.0%
842	Banco Pastor SA	25,664
17,350	Endesa SA*	317,715
2,349	Fadesa Inmobiliaria SA*	36,432
5,959	Grupo Empresarial ENCE SA	163,433
11,919	Promotora de Informaciones SA*	212,266

		755,510

Sweden—1.2%
4,077	Autoliv Inc., Sponsored SDR*	173,492
9,544	Elekta Instrument AB*	170,576
9,834	Getinge AB	113,310
4,958	Nobia AB*	53,881
67,186	Skandia Forsakrings AB*	263,909
82,031	Telefonaktiebolaget LM Ericsson*	222,332

		997,500

Switzerland—5.0%
2,381	Baloise Holding Ltd.*	96,476
16,547	Credit Suisse Group*	582,520
4,996	Holcim Ltd.*	257,661
1,291	Micronas Semiconductor Holding AG*	60,018
1,435	Nestle SA*	362,578
16,023	Novartis AG*	713,422
11,179	Roche Holding AG*	1,171,162
2,522	Swatch Group AG*	334,641
2,568	UBS AG	182,291

		3,760,769

Thailand—0.1%
11,000	Airports of Thailand PCL*	13,265

Shares		Value
Common Stocks (continued)
Turkey—4.0%
122,563,230	Akbank TAS	569,861
88,495,020	Dogan Sirketler Grubu Hldgs*	163,648
10,632,189	Dogan Yayin Holding*	35,391
20,174,174	Haci Omer Sabanci Holding AS	63,244
120,516,425	Haci Omer Sabanci Holding AS*	392,665
31,162,846	KOC Holding AS*	143,795
21,415,067	Migros Turk TAS	107,113
25,653,124	Turk DIS Ticaret Bankasi	41,385
13,520,093	Turkcell Iletisim Hizmet AS*	146,678
186,194,307	Turkiye Garanti Bankasi AS*	570,585
165,910,357	Turkiye IS Bankasi*	593,163
59,538,208	Yapi ve Kredi Bankasi*	126,878

		2,954,406

Ukraine—0.1%
714	Centrenergo*, Sponsored ADR	14,338

United Kingdom—10.6%
45,092	BAE Systems PLC*	167,805
235,860	BP PLC*	2,040,007
6,033	British Land Co PLC*	69,521
22,944	British Sky Broadcasting PLC*	271,110
5,695	Burberry Group PLC*	39,153
21,525	Cadbury Schweppes PLC*	171,281
34,128	Diageo PLC*	458,060
41,372	GlaxoSmithKline PLC*	856,604
40,734	HHG PLC*	34,085
8,237	Highland Gold Mining Ltd.*	36,535
8,716	Peter Hambro Mining PLC*	79,485
29,367	Rank Group PLC	165,687
12,127	Reckitt Benckiser PLC*	315,421
18,858	Reed Elsevier PLC*	175,654
53,917	Royal & Sun Alliance Insurance Group PLC*	76,767
13,262	Royal Bank of Scotland Group PLC*	398,354
8,886	Scottish & Newcastle PLC*	64,757
31,960	Smith & Nephew PLC*	324,627
9,583	Sumitomo Bakelite Co Ltd.*	111,874
67,167	Tesco PLC*	296,430
664,079	Vodafone Group PLC*	1,614,147
12,437	William Hill PLC	118,272
14,210	WPP Group PLC*	140,175

		8,025,811

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Shares		Value
Common Stocks (continued)
Venezuela—0.3%
10,434	Cia Anonima Nacional Telefonos de Venezuela – CANTV, Sponsored ADR	$199,811

Total Common Stocks (cost $53,060,199)		56,754,684

Preferred Stocks—0.4% (a)
Germany—0.4%
1,044	Henkel KGaA*	90,375
1,420	ProSieben SAT.1 AG*	27,857
7,051	ProSieben SAT.1 Media AG*	138,492
874	Rhoen Klinikum AG	39,557

Total Preferred Stocks (cost $218,710)		296,281

Rights & Warrants—0.9% (a)
Guernsey—0.2%
1,474	Credit Lyonnais Financial Products Ltd., 11/05/08, (Warrants)*	28,580
8,481	Credit Lyonnais Financial Products Ltd., 11/20/08, (Warrants)*	60,113
1,627	Credit Lyonnais Financial Products Ltd., 01/09/09, (Warrants)*	31,547

		120,240

South Africa—0.1%
12,694	Nedcor Ltd., 05/03/04 (Rights)*	27,281

United Kingdom—0.4%
7,485	UBS AG (London Branch) (Warrants)*	302,312

United States—0.2%
27,104	Satyam Computer Services Ltd., (Warrants)*	195,555

Total Rights & Warrants (cost $564,692)		645,388

Shares		Value
Investment Companies—5.5% (a)
Japan—4.0%
276,447	Nomura ETF (b)	3,010,821

United States—1.5%
8,326	iShares MSCI EAFE Index Fund (b)	1,138,997

Total Investment Companies (cost $4,075,459)		4,149,818

Principal Amount
Corporate Bonds—1.0% (a) (c)
Guernsey—0.3%
18,572	Credit Lyonnais Financial Products Ltd., Zero Coupon, 11/19/08	$131,637
3,125	Credit Lyonnais Financial Products Ltd., Zero Coupon, 06/16/08	26,415
2,274	Credit Lyonnais Financial Products Ltd., Zero Coupon, 07/02/08	53,838

		211,890

United States—0.7%
44	Morgan Stanley, Zero Coupon, 10/08/04	523,127

Total Corporate Bonds (cost $741,818)		735,017

Government Issued Bonds—1.1% (a) (c)
Hungary—1.1%
83,790,000	Republic of Hungary, 6.25%, 06/12/08	$361,429
48,800,000	Republic of Hungary, 6.75%, 02/12/13	211,766
31,700,000	Republic of Hungary, 5.5%, 02/12/14	125,585
38,590,000	Republic of Hungary, 7.0%, 06/24/09	171,009

Total Government Issued Bonds (cost $819,636)		869,789

Total Investment Portfolio excluding repurchase agreement (cost $59,480,514)		63,450,977

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Value
Repurchase Agreement—0.9%(a)
Repurchase Agreement with State Street Bank and Trust Company dated April 30, 2004 @ 0.84% to be repurchased at $657,046 on May 3, 2004, collateralized by $465,000 United States Treasury Bonds, 12.5% due August 15, 2014, (market value $672,095 including interest) (cost $657,000)	657,000

Total Investment Portfolio (cost $60,137,514) (d), 85.8% (a)	64,107,977
Other Assets and Liabilities, net, 14.2% (a)	10,570,934

Net Assets, 100.0%	$74,678,911

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Exchange-traded funds.
(c)	U.S. dollar denominated.
(d)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $3,970,463 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $5,755,173 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,784,710.

ADR—American Depository Receipt.

ETF—Exchange-Traded Fund.

GDR—Global Depository Receipt.

SDR—Swedish Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Industry Diversification	Value	% of Net Assets
Advertising	$140,175	0.2%
Aerospace/Defense	353,641	0.5%
Airlines	78,517	0.1%
Apparel	347,201	0.5%
Auto Manufacturers	827,295	1.1%
Auto Parts & Equipment	534,559	0.7%
Banks	15,956,896	21.4%
Beverages	1,617,277	2.2%
Building Materials	515,749	0.7%
Chemicals	111,874	0.1%
Commercial Services	165,687	0.2%
Cosmetics/Personal Care	1,021,426	1.4%
Distribution/Wholesale	115,923	0.2%
Diversified Finan Services	3,465,097	4.6%
Electric	950,856	1.3%
Electrical Compo & Equip	485,182	0.6%
Electronics	278,011	0.4%
Engineering & Construction	1,184,557	1.6%
Entertainment	118,272	0.2%
Equity Funds	4,149,818	5.5%
Food	1,948,511	2.6%
Forest Products & Paper	335,080	0.4%
Hand/Machine Tools	160,147	0.2%
Healthcare-Products	755,663	1.0%
Healthcare-Services	39,557	0.1%
Holding Companies	931,026	1.2%
Home Furnishings	1,242,191	1.7%
Household Products	602,494	0.8%
Insurance	1,432,532	1.9%
Internet	203,963	0.3%
Leisure Time	85,788	0.1%
Lodging	38,415	0.1%
Machinery	137,757	0.2%
Media	2,325,828	3.1%
Mining	554,011	0.7%
Miscellaneous Manufacturer	667,977	0.9%
Office/Business Equipment	197,940	0.3%
Oil & Gas	6,064,144	8.1%
Oil & Gas Services	669,375	0.9%
Pharmaceuticals	3,457,152	4.6%
Real Estate	327,140	0.4%
Retail	930,137	1.2%
Semiconductors	60,018	0.1%
Sovereign	869,789	1.2%
Telecommunications	6,629,152	8.8%
Transportation	367,177	0.5%

Total Investments	$63,450,977	84.9%

Open Forward Foreign Currency Contracts

April 30, 2004

Contract To Deliver		In Exchange For		Delivery Date	Net Unrealized Appreciation
CZK	18,748,430	USD	689,106	05/28/04	$32,981

Net Unrealized Appreciation					$32,981

CZK—Czech Koruna

USD—United States Dollar

The accompanying notes are an integral part of the financial statements.

May 27, 2004

Dear Valued Shareholders:

For the six-month period ended April 30, 2004, the Heritage Series Trust–Mid Cap Stock Fund (the “Fund”)(a) Class A shares returned(b) +7.71%, slightly ahead of the S&P Midcap 400 Index (the “Index”)(c), the Fund’s benchmark index, which was up +6.93% during the same reporting period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

We witnessed what we consider to be two very different stock markets during the six-month period ended April 30, 2004. Throughout the first four months of the reporting period, we observed a continuation of the trend we observed in most of 2003, where the market had a voracious appetite for cyclical stocks with a high degree of operating leverage. Conversely, the last two months were characterized by a sharp sell-off in those same stocks that had performed so well in the prior months. We believe this sell-off was primarily driven by investor concerns over the prospects for future interest rate hikes. Frankly, we were pleasantly surprised by how well we held up in the more speculative period. We believe this was due to strong stock selection throughout the period. April was by far our strongest month in terms of performance, as we benefited from an underweight in highly cyclical industries such as semiconductor companies, retailers, restaurants, and interest-rate sensitive financials.

Top contributing sectors for the period included information technology, industrials, and consumer discretionary. Despite a slight overweight in technology (the worst performing sector in the S&P 400 Index), we benefited from strong performance by Scientific Atlanta, Tektronix, and Amdocs. Most importantly, we benefited from our sector bias away from highly cyclical industries, such as semiconductors, telecom equipment, and semiconductor equipment. Within the industrial sector, we benefited from a slight overweight in a strong-performing sector, as well as strong stock selection. Our top contributors in industrials included Pentair, Landstar, and Ametek. We also had no real fundamental disappointments within this sector. We were quite pleased with the strong earnings results that were posted by our industrial holdings, as they saw a dramatic improvement in the strength of their end markets. Lastly, we saw strength in a number of our consumer discretionary holdings during the quarter. Most notable was the performance by GTECH, a supplier of computerized online lottery systems.

From a sector standpoint, the only meaningful detractor during the period was energy. This was by far the top contributing sector to the S&P 400. Although we increased our energy weighting during the last six months, we still remained underweight in this sector as of April 30, 2004. Therefore, we were hurt by an underweight during the quarter. We were pleased by the performance of several of our energy holdings, particularly Patterson-UTI and Evergreen. However, several of our holdings, such as Rowan, Unit, and Anadarko, lagged the benchmark.

Top contributing stocks for the six-month period included GTECH Holdings, Pentair, and NII Holdings. GTECH is a supplier of computerized online lottery systems. We believe that investors have finally begun to take notice of

(a)  The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b)  All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c)  Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

GTECH’s exceptionally strong fundamentals and attractive cash flow characteristics. The company offers a high degree of earnings visibility due to its recurring revenue stream, and is also benefiting from several new online lottery contracts. Pentair is a diversified industrial manufacturer operating in three segments: water, enclosures, and tools. The stock benefited over the last six months from the company’s announcement that they will be expanding their high-margin fast-growing water business through the acquisition of WICOR Industries, while concurrently divesting their low-margin highly competitive tool business. Lastly, NII Holdings is a provider of Nextel-brand wireless communication services in Latin America. Investors have become increasingly aware that NIHD’s model resembles that of its successful parent, Nextel Communications—characterized by higher average revenue per subscriber, low churn, and substantial operating leverage.

As is typical of any six-month period, there were stocks that disappointed us. Our worst performing stocks during the period included InterActive Corp, Barr Labs, and Intergraph. Positions in both InterActive and Intergraph were sold. InterActive Corp is a diversified media company whose major assets are on-line travel sites. Despite a recovering travel market, Interactive is seeing increased competition in its travel business from both other on-line vendors and major hotel chains. Although we believe InterActive Corp will be the eventual winner in this space, we don’t want to own InterActive as it hurts its profit margins in attempt to outspend its rivals. Although Barr Labs has one of the best managements in the generic drug business, its appears that 2005 earnings growth will be tepid, due to new product filings in by some of its generic competitors. As earnings estimates have dropped, so has the stock. Intergraph was purchased on the hope of a successful resolution of a intellectual property lawsuit. Although the disposition of the lawsuit is still unknown, a lost appeal makes us less enthusiastic with regards to a successful award.

As a closing thought, we would like to highlight the various opportunities we see across the market cap spectrum. Small caps and smaller mid-caps have dramatically outperformed the market for the past five years, and are currently at or above most long-term valuation measures relative to larger caps. We continue to find somewhat better values in the larger stocks in our universe. As a consequence, the Fund’s weighted-average market cap has crept above the S&P MidCap Index for the first time in the history of the Fund. While we continue to search for the best mid-cap opportunities regardless of size, a move into slightly larger mid-cap stocks may prove beneficial to shareholders in the current environment

We would like to continue to remind you that investments in mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,

Todd L. McCallister	Richard K. Riess
Managing Director	President
Eagle Asset Management, Inc.	Heritage Series Trust
Portfolio Manager
Heritage Mid Cap Stock Fund

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

April 30, 2004

(unaudited)

Shares		Value
Common Stocks—97.7% (a)
Advertising—2.0%
183,880	Getty Images, Inc.*	$10,039,848

Aerospace/Defense—1.0%
84,715	Alliant Techsystems, Inc.*	5,022,752

Banks—1.3%
147,700	Bank of Hawaii Corporation	6,457,444

Biotechnology—0.7%
53,300	Martek Biosciences Corporation*	3,384,017

Broadcasting Services/Programs—2.9%
431,935	Gray Television, Inc.	6,401,277
779,100	Liberty Media Corporation, Class “A”*	8,523,354

		14,924,631

Chemicals—1.1%
156,100	Praxair, Inc.	5,705,455

Commercial Services—10.5%
284,800	Alliance Data Systems Corporation*	9,902,496
212,200	Arbitron Inc.	7,904,450
130,400	Corporate Executive Board Company	6,735,160
226,500	Hewitt Associates Inc., Class “A”*	7,001,115
460,450	Interactive Data Corporation*	7,698,724
225,800	Iron Mountain Inc.*	10,276,158
121,200	Weight Watchers International Inc.*	4,726,800

		54,244,903

Computers—5.4%
153,400	Kronos Inc.*	5,596,032
109,500	Lexmark International Group, Inc., Class “A”*	9,905,370
338,400	SunGard Data Systems Inc.*	8,822,088
131,800	Synopsys, Inc.*	3,523,014

		27,846,504

Cosmetics/Personal Care—0.7%
72,250	Alberto-Culver Company, Class “B”	3,407,310

Diversified Manufacturer—2.3%
119,900	ESCO Technologies Inc.*	5,791,170
105,700	Pentair Inc.	6,298,663

		12,089,833

Electrical Components & Equipment—1.6%
310,800	AMETEK, Inc.	8,236,200

Shares		Value
Common Stocks (continued)
Electronics—5.9%
363,400	Amphenol Corporation, Class “A”*	11,487,074
119,690	Dionex Corporation*	6,107,781
166,500	Tektronix, Inc.	4,928,400
194,000	Varian, Inc.*	7,961,760

		30,485,015

Entertainment—4.1%
128,600	Gaylord Entertainment Company	4,030,324
184,800	GTECH Holdings Corporation	11,258,016
153,900	International Game Technology, Inc.	5,808,186

		21,096,526

Environmental Control—2.9%
222,800	Republic Services, Inc.	6,421,096
183,000	Stericycle Inc.*	8,751,060

		15,172,156

Financial Services—1.6%
54,010	BlackRock, Inc.	3,359,422
98,800	Leucadia National Corporation	4,867,876

		8,227,298

Healthcare Products—5.7%
137,630	Beckman Coulter Inc.	7,685,259
158,320	Edwards Lifesciences Corporation*	5,455,707
139,200	INAMED Corporation*	8,190,528
110,300	ResMed Inc.*	5,435,584
47,335	Respironics, Inc.*	2,480,827

		29,247,905

Household Products—1.2%
95,420	The Scotts Company*	6,292,949

Insurance—6.9%
108,300	AMBAC Financial Group, Inc.	7,472,700
156,900	Platinum Underwriters Holdings Ltd.	5,017,662
137,900	Principal Financial Group	4,867,870
150,500	Protective Life Corporation	5,411,980
91,500	RenaissanceRe Holdings Ltd.	4,821,135
125,405	Stancorp Financial Group	7,758,807

		35,350,154

Internet—0.6%
89,645	Avocent Corporation*	2,876,708

Lodging—3.8%
635,400	Caesars Entertainment, Inc.*	8,419,050
664,600	InterContinental Hotels Group PLC, Sponsored ADR*	6,333,638
115,850	Kerzner International Ltd.*	4,952,588

		19,705,276

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Shares		Value
Common Stocks (continued)
Machinery—3.0%
82,400	Briggs & Stratton Corporation	$5,768,000
110,800	Cognex Corporation	3,521,224
133,100	IDEX Corporation	6,288,975

		15,578,199

Miscellaneous Manufacturer—1.1%
132,200	Clarcor Inc.	5,819,444

Oil & Gas—4.0%
68,700	Evergreen Resources, Inc.*	2,756,931
148,600	Patterson-UTI Energy, Inc.	5,377,834
175,605	Unit Corporation*	4,960,841
282,325	XTO Energy Inc.	7,538,078

		20,633,684

Oil & Gas Services—1.2%
230,300	FMC Technologies, Inc.*	6,275,675

Packaging & Containers—1.9%
67,300	Ball Corporation	4,441,800
228,400	Pactiv Corporation*	5,241,780

		9,683,580

Pharmaceuticals—2.5%
177,300	Barr Pharmaceuticals, Inc.*	7,343,766
135,890	VCA Antech, Inc.*	5,556,542

		12,900,308

Printing & Publishing—0.5%
77,700	John Wiley & Sons, Inc., Class “A”	2,377,620

Retail—1.7%
180,900	Ross Stores, Inc.	5,517,450
89,000	The Talbots, Inc.	3,110,550

		8,628,000

Savings & Loans—1.6%
79,500	Golden West Financial Corporation	8,356,245

Software—8.0%
287,600	Citrix Systems Inc.*	5,478,780
164,200	Cognos Incorporated*	5,177,226
200,900	Fair Isaac Corporation	6,774,348
108,000	Global Payments Inc.	5,181,840
108,200	IMS Health, Inc.	2,732,050
121,700	Intuit, Inc.*	5,168,599
439,100	Novell, Inc.*	4,232,924
223,290	SEI Investments Company	6,591,521

		41,337,288

Shares		Value
Common Stocks (continued)
Telecommunications—6.2%
219,600	Amdocs Ltd.*	5,830,380
398,000	CommScope, Inc.*	6,968,980
410,800	Nextel Partners Inc.*	5,484,180
161,000	NII Holdings, Inc.*	5,635,000
243,400	Scientific-Atlanta, Inc.	7,883,726

		31,802,266

Television, Cable & Radio—1.5%
163,100	Salem Communications Corporation, Class “A”*	4,862,011
61,700	The Liberty Corporation	2,770,330

		7,632,341

Transportation—2.3%
130,200	C.H. Robinson Worldwide, Inc.	5,343,408
138,700	Landstar System, Inc.*	6,235,952

		11,579,360

Total Common Stocks (cost $450,362,068)		502,416,894

Repurchase Agreement—3.0% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2004 @ 0.84% to be repurchased at $15,386,077 on May 3, 2004, collateralized by $10,870,000 United States Treasury Bonds, 12.5% due August 15, 2014, (market value $15,711,116 including interest) (cost $15,385,000)		15,385,000

Total Investment Portfolio (cost $465,747,068) (b), 100.7% (a)		517,801,894
Other Assets and Liabilities, net, (0.7%) (a)		(3,521,647)

Net Assets, 100.0%		$514,280,247

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $52,054,826 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $60,128,025 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $8,073,199.

ADR—American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

May 26, 2004

Dear Valued Shareholders:

We are pleased to present and discuss with you the performance of the Heritage Series Trust–Small Cap Stock Fund (the “Fund”) for the six-month period ended April 30, 2004(a). During this first half of the fiscal year the Fund’s Class A shares returned +9.76%(b), outperforming the Fund’s benchmark index, the Russell 2000 Index(c), which returned +6.54%. The Fund also outperformed the Russell 2000 Growth Index, up 4.02% and the large cap stocks index, the Standard & Poor’s 500 Composite Stock Price Index, which returned +6.27%(c). Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

Jim Awad and Bert Boksen, the Fund’s co-portfolio managers, employ a bottom-up approach to picking stocks. Jim has a slight value bias in constructing his portfolio, while Bert has a modest growth bias. Both believe that there is no substitute for fundamental analysis.

During this six-month reporting period, top contributing stocks for the Fund included Lions Gate Entertainment, Patterson-UTI Energy, and GTECH Holdings. Lions Gate Entertainment develops, produces and distributes a variety of films and other video programs. The company has several movies due out this year that are expected to have solid potential. The company announced in February a licensing agreement with Marvel Comics for at least two additional comic book-based movies. Patterson-UTI primarily conducts a contract drilling business. We believe Patterson offers a good opportunity to leverage current increases in natural gas exploration, so we expect earnings to increase steadily over the next few years. The company is debt-free, and in our opinion the stock is relatively inexpensive on a normalized earnings basis. GTECH is a dominant lottery equipment supplier and operator. We expect the company will see growth from increasing state gaming activity, as states use gaming revenues to offset budget shortfalls. The company has a solid balance sheet and good cash flow. Other top contributing securities include: The Brink’s Co., Stage Stores Inc., Covance Inc., Capital Crossing Bank, and Corn Products International. Brink’s did well, as the company exited the coal industry to concentrate on its core business, home and business security. Stage Stores benefited from an improving retail environment. Covance was the beneficiary of increased drug industry spending on new drug testing. Capital Crossing Bank reported excellent earnings. Corn Products appreciated as a result of its strong growth. The Fund continues to hold all of these securities, though some positions have been reduced and partial profits taken.

The most notable sector in terms of positive relative performance was consumer discretionary. The Fund was overweight and outperformed the Russell 2000 Growth Index. Within the consumer discretionary sector, top performing industries were casino and gambling, entertainment, and education services, with GTECH Holdings Corp., Nevada Gold & Casinos, Lions Gate Entertainment, Apollo Group–University of Phoenix Online, and Laureate Education the top performing stocks. The Fund’s performance was negatively impacted by investments in the technology sector.

(a)  The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b)  All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c)  Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

Negative contributors to the Fund’s performance included ASE Test, Photon Dynamics, and Take-Two Interactive. ASE Test, a semiconductor testing company, gave back a portion of its fiscal 2003 stock performance returns due to a general weakness in the semiconductor market. Photon Dynamics, provides yield management solutions to the flat-panel display industry. The company’s test and repair solutions are used to identify and characterize defects at the early stages of flat-panel display manufacturing. Photon Dynamics offers a pure play in this market. We sold Take-Two Interactive Software, a video-game designer that lowered earnings guidance due to poor holiday performance. Other negative contributors to the Fund’s performance were: MCG Capital, North Fork Bank, NCO Group, Interactive Data and Startek. MCG Capital was hurt psychologically (but not fundamentally) by rising interest rates; the same is true for North Fork Bank. NCO Group slightly lowered earnings expectations. Interactive Data was hurt by a weakening bond market. Startek suffered from the acquisition of one of its major customers by another company (the acquiring company subsequently announced that Startek would retain its position).

Over the six-month period, the Fund added to its healthcare and energy holdings and decreased its technology and financials exposure.

We would like to continue to remind you that investments in small- and mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,	Sincerely,

Bert Boksen Managing Director Eagle Asset Management, Inc. Portfolio Manager Heritage Small Cap Stock Fund	James D. Awad Chairman Awad Asset Management, Inc. Portfolio Manager Heritage Small Cap Stock Fund	Richard K. Riess President Heritage Series Trust

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

April 30, 2004

(unaudited)

Shares		Value
Common Stocks—93.4% (a)
Agriculture—0.9%
74,500	Delta & Pine Land Company	$1,807,370

Banks—2.5%
33,000	Capital Crossing Bank*	1,607,100
70,000	North Fork Bancorporation	2,598,400
80,500	TrustCo Bank Corp NY	1,015,105

		5,220,605

Beverages—2.0%
125,000	Constellation Brands, Inc*	4,141,250

Biotechnology—0.1%
25,000	deCODE genetics, Inc.*	216,500

Chemicals—1.7%
155,000	Spartech Corporation	3,535,550

Commercial Services—9.4%
219,000	Interactive Data Corporation*	3,661,680
161,000	NCO Group, Inc.*	3,654,700
93,700	SOURCECORP, Inc.*	2,407,153
78,800	StarTek, Inc.	2,557,060
47,600	Sylvan Learning Systems, Inc.*	1,677,900
26,500	University of Phoenix Online*	2,307,090
135,000	Viad Corporation	3,369,600

		19,635,183

Computers—2.4%
118,375	Advanced Digital Information Corporation*	1,250,040
57,000	FactSet Research Systems Inc.	2,266,320
83,200	RadiSys Corporation*	1,553,344

		5,069,704

Distribution/Wholesale—1.9%
46,800	SCP Pool Corporation*	1,881,828
60,000	Tech Data Corporation*	2,040,000

		3,921,828

Diversified Manufacturer—4.6%
49,500	Actuant Corporation, Class “A”	1,691,910
185,000	Federal Signal Corporation	3,367,000
165,000	The Brink’s Company	4,575,450

		9,634,360

Electric—1.2%
72,900	ALLETE, Inc.	2,518,695

Electrical Components & Equipment—1.0%
62,000	Artesyn Technologies, Inc.*	571,020
188,900	General Cable Corporation	1,454,530

		2,025,550

Shares		Value
Common Stocks (continued)
Electronics—2.6%
28,075	Coherent, Inc.*	686,434
50,800	Gentex Corporation	1,997,964
45,000	OYO Geospace Corporation*	808,740
63,700	Photon Dynamics, Inc.*	1,974,700

		5,467,838

Entertainment—3.8%
70,100	Alliance Gaming Corporation*	1,750,397
35,800	GTECH Holdings Corporation	2,180,936
564,400	Lions Gate Entertainment Corporation*	3,527,500
25,900	Nevada Gold & Casinos, Inc.*	410,515

		7,869,348

Environmental Control—1.4%
115,200	IMCO Recycling, Inc.	1,020,672
48,025	Waste Connections Inc.*	1,933,967

		2,954,639

Food—1.6%
80,500	Corn Products International, Inc.	3,421,250

Healthcare Products—7.6%
66,000	American Medical Systems Holdings, Inc.*	1,713,360
25,925	Cooper Companies, Inc.	1,399,950
38,900	Edwards Lifesciences Corporation*	1,340,494
18,875	Idexx Laboratories Inc.*	1,156,282
38,400	INAMED Corporation*	2,259,456
39,100	Respironics, Inc.*	2,049,231
144,300	Sola International Inc.*	2,961,036
47,600	Steris Corporation*	1,054,816
140,800	Thoratec Corporation*	1,916,288

		15,850,913

Healthcare Services—5.2%
43,100	American Healthways, Inc.*	1,044,313
105,000	Covance Inc.*	3,542,700
95,700	Horizon Health Corporation*	2,212,680
140,000	Inveresk Research Group, Inc.*	3,967,600

		10,767,293

Home Builders—1.2%
234,000	Champion Enterprises, Inc.*	2,548,260

Home Furnishings—1.4%
202,200	Universal Electronics, Inc.*	2,844,954

Insurance—3.1%
59,050	Direct General Corporation	2,111,038
102,500	The PMI Group, Inc.	4,410,575

		6,521,613

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Shares		Value
Common Stocks (continued)
Investment Companies—1.1%
141,000	MCG Capital Corporation	$2,265,870

Lodging—0.2%
31,100	Monarch Casino & Resort, Inc.*	455,895

Memory & Commodity Semiconductors—2.0%
153,800	Integrated Device Technology, Inc.*	2,068,610
157,300	Integrated Silicon Solutions Inc.*	2,159,729

		4,228,339

Metal Fabricate/Hardware—1.2%
93,000	Kaydon Corporation	2,601,210

Oil & Gas—2.3%
77,900	Patterson-UTI Energy, Inc.	2,819,201
68,975	Unit Corporation*	1,948,544

		4,767,745

Oil & Gas Services—0.8%
73,100	Maverick Tube Corporation*	1,654,253

Pharmaceuticals—3.5%
30,325	Dendreon Corporation*	394,225
131,100	KV Pharmaceutical Company, Class “A”*	3,149,022
51,800	Medicis Pharmaceutical, Class “A”	2,223,256
36,800	VCA Antech, Inc.*	1,504,752

		7,271,255

Printing & Publishing—2.3%
158,200	John Wiley & Sons, Inc., Class “A”	4,840,920

REITS—1.1%
221,500	Highland Hospitality Corporation*	2,352,330

Retail—9.8%
129,500	Brinker International Inc.*	4,980,570
64,100	Cash America International, Inc.	1,371,099
60,150	Genesco Inc.*	1,338,338
111,500	Ruby Tuesday Inc.	3,336,080
27,100	Sharper Image Corporation*	828,176
80,000	Sonic Automotive, Inc.	1,992,000
115,600	Stage Stores Inc.*	4,538,456
67,500	United Auto Group Inc.	2,081,025

		20,465,744

Shares		Value
Common Stocks (continued)
Savings & Loans—0.6%
53,561	Bank Mutual Corporation	565,604
43,000	BankAtlantic Bancorp, Inc.	672,950

		1,238,554

Semiconductor Equipment—1.5%
125,500	ASE Test Ltd.*	783,120
220,000	Axcelis Technologies, Inc.*	2,312,200

		3,095,320

Software—7.6%
13,950	Avid Technology, Inc.*	669,182
142,200	Barra Inc.	5,808,870
326,000	Datastream Systems, Inc.*	2,308,080
125,325	Eclipsys Corporation*	1,768,336
25,700	Global Payments Inc.	1,233,086
338,000	infoUSA Inc.*	3,072,420
84,900	Netsmart Technologies Inc.*	1,002,669

		15,862,643

Telecommunications—3.8%
56,500	Allstream Inc., Class “B”*	3,040,322
170,000	CommScope, Inc.*	2,976,700
106,550	EMS Technologies Inc*	1,876,343

		7,893,365

Total Common Stocks (cost $143,204,041)		194,966,146

Repurchase Agreement—5.8% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2004 @ 0.84% to be repurchased at $12,204,854 on May 3, 2004, collateralized by $8,625,000 United States Treasury Bonds, 12.5% due August 15, 2014, (market value $12,466,272 including interest) (cost $12,204,000)		12,204,000

Total Investment Portfolio (cost $155,408,041) (b), 99.2% (a)		207,170,146
Other Assets and Liabilities, net, 0.8% (a)		1,634,898

Net Assets, 100.0%		$208,805,044

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $51,762,105 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $54,971,226 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,209,121.

The accompanying notes are an integral part of the financial statements.

May 25, 2004

Dear Valued Shareholders:

The six-months ended April 30, 2004 covered by this report(a) saw a great divergence in equity market sentiment. The end of calendar 2003 year end was the conclusion of a notable year-long rebound for equities following three consecutive down years. However, the start of calendar 2004 saw a decided turn in market sentiment, as investor worries over rising energy costs, the ongoing conflict in Iraq, and the possibility of higher interest rates combined to dampen equity returns. Given the market’s blistering performance over the final nine months of calendar 2003, the more muted returns that arrived with the New Year are not surprising.

For the six month period ended April 30, 2004, the Russell 1000 Value Index(b) (“Value Index”) returned +8.15%, the Standard & Poor’s 500 Composite Stock Price Index(c) (“S&P 500”) returned +6.27%. The Heritage Series Trust–Value Equity Fund (the “Fund”) Class A shares under-performed the Value Index and performed slightly better than the broader market, S&P 500, with a return(c) of +6.88%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

Our overall performance during the six-month period ended April 30, 2004, was affected by the lagging performance of several large holdings, as well as a number of healthcare names. In general, there was little change in our fundamental outlook for these stocks and we continue to regard them as significantly undervalued. Our slight underperformance versus the Value Index, however, cannot be traced to a particular segment of the market capitalization spectrum as the recent down draft experienced in the market affected stocks regardless of capitalization.

One of the main reasons for the recent weakness in the equity markets is the concern about the possibility of rising interest rates. Given the historically low short-term rates, almost all investment professionals believe that rates will rise in the future. However, the question of timing and degree has been uncertain. The U.S. economy has enjoyed several quarters of strong Gross Domestic Product growth. Though the unemployment rate (currently at 5.7%) is not particularly high by historic standards, wage gains and new job growth remain well below the historical norm for an economic recovery.

Our belief had been that the Federal Reserve would remain on the sideline until after the presidential election in the fall in order to stay above the political fray. However, recent data shows robust retail sales and increasing inflation. With commodity and gasoline prices rising to near record levels and both the Consumer Price Index and Producer Price Index showing large increases in recent months, inflation is once again becoming a major concern. This concern is compounded by the increasing likelihood that import prices will begin to rise at a faster rate because of the large increases in material costs from our major importers, notably China.

(a)  The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b)  Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

(c)  All returns include the effect of reinvesting dividends and the deduction of fund expenses.

Adding to the concerns about inflation is the large increase in federal spending, which is currently being financed by a huge federal deficit. Because of the recent stalemate in Iraq, and the need to pour much higher sums than previously budgeted into that country, the level of government spending does not appear likely to decrease in the near term. In short, a budget deficit of over $500 billion, which appeared overwhelming only months ago now, shows signs of being too conservative.

Given these circumstances, the Federal Reserve has swung from a neutral policy on pricing to one where inflation has become its main focus. Not surprisingly, recent statements by Federal Reserve officials hint that short-term interest rates will be hiked in the next few months. Just how long the rising interest rate cycle will continue and how high rates will rise is naturally a paramount concern in the marketplace today. Over time, stocks have shown the ability to live with inflation, particularly when interest rates are rising from such low levels.

Looking at the portfolio we made few major changes during the past six months and are content with the way the portfolio is positioned. At the end of this reporting period, the portfolio has approximately a 10% weight in energy, 15% in healthcare, 10% in consumer discretionary stocks, 15% in consumer staples, and approximately 35% in financials. The other 15% of the portfolio is spread among a small number of industrial, utility, and technology stocks, as well as cash. From a top-down perspective we believe the portfolio is well positioned to outperform even without the benefits of a robust economy.

In selecting the stocks that make up the Fund, it is important to note that we are a “bottom-up” manager and focus on individual companies and their fundamentals. It is also important to note that, in terms of the sector weightings of the Fund, we believe it is important to utilize diversification across the portfolio structure; we do not employ tactical or strategic asset allocation strategies in our stock selection. By investing in companies across many industries, we are able to reduce market and individual company risks. We aim to select between 30-50 stocks for the Fund, spread out across 15-20 industries. We do not adhere to a predetermined sector allocation formula. We are “benchmark aware,” but not benchmark driven as such that we are not afraid to over- or under-weight a sector based on our bottom-up selection process.

Financial stocks continue to represent the largest weight in the portfolio. While we recognize that the interest rate environment is likely entering a period where rates will rise, we still believe that selected financial stocks will perform well. Two cases in point are Freddie Mac and Fannie Mae. Although Freddie & Fannie are usually mentioned in the same breath, their performance was quite different over the past six months. Freddie Mac’s stock was a strong performer, while Fannie Mae’s stock was one of the weaker holdings over the same time period. Regardless of their different recent performance, we believe these stocks are poised for significant appreciation. Because of their aggressive management of interest rate risk, Freddie and Fannie have about half the negative correlation to interest rates than traditional banks. In fact, in a rising rates environment, Fannie and Freddie often have opportunities to profitably increase their mortgage portfolio holdings as traditional banks, with less sophisticated hedging programs, sell down their holdings of mortgages.

Freddie and Fannie continue to be plagued by regulatory uncertainty. Critics of Freddie Mac’s and Fannie Mae’s status as GSEs (Government Sponsored Agencies) have been pushing for a more restrictive regulatory oversight that would increase capital requirements and increase transparency of their financial reporting. The criticism has been that Freddie and Fannie are getting so large that they are approaching “Too-Big-To-Fail” status, such that the government would come in and bail out the companies if they ran into financial trouble. We believe that the regulatory issues will be worked out in the coming year, and that any changes to the current regulatory environment will leave the companies with the ability to continue to grow earnings by more than 10% annually over the next 3-5 years. With both stocks trading at 9-10 times estimated 2004 earnings, about half the market multiple, we believe investors will find the combination of strong growth and cheap valuations compelling in the months ahead, especially once the regulatory issues are resolved.

We continue to hold about a 15% position in the large regional banks and money center banks. The worst performing stock in the Fund’s portfolio for this reporting period was Washington Mutual. Washington Mutual’s stock suffered a sharp decline in early December due to concerns over their mortgage business and the sensitivity of its loan portfolio to higher interest rates. While we have had concerns, we believe that they have made smart moves both in terms of management and in improving the profitability of their mortgage business. Being contrarian investors, we love the fact that Washington Mutual still trades at roughly 10 times current earnings with a dividend yield of better than 4%. We believe that the stock is still undervalued and offers an attractive upside even with the growing interest rate uncertainty. We strongly believe that companies like Washington Mutual, as well as Bank of America and PNC Financial, can continue to grow earnings in an increasing interest rate environment.

The portfolio’s weighting in the consumer staples sector primarily reflects our long-held positions in the tobacco stocks. Altria Group and U.S. Tobacco were among our leading performers for the six-month period ended April 30, 2004. We also have less significant positions in two smaller tobacco-related names, which also helped our overall performance, Universal Corp and the portfolio’s lone ADR, Imperial Tobacco.

We continue to wait for the resolution of the Department of Justice lawsuit, which is scheduled for trial in the fall. If the case is resolved favorably according to our expectations, tobacco valuations, especially Altria Group, could rise significantly. As a group, these stocks provide an annualized dividend yield of approximately 5%, which is significantly greater than that offered by the overall market and very generous compared to most fixed income alternatives. Given their strong yield, we are content to hold the tobacco stocks as we wait for full valuations based on their fundamentals. One of the important rationales for our weighting in tobacco stocks is that their cash flows and yield would provide protection in an adverse market environment.

The performance of the Fund’s holdings in the healthcare sector very much mirrored the overall performance of the Fund over the first half of the fiscal year. The large pharmaceutical holdings, Bristol-Myers Squibb, Schering Plough, Merck, and Pfizer, had strong returns through the end of 2003, but were particularly weak in the first three months of the new year, giving back much of the earlier gains. These companies have languished recently because of fears over their near-term drug pipelines and the risk of generic alternatives eroding sales of once-protected drugs. Though short-term growth may be constrained, long term we still see the drug companies making good use of their unique distribution networks by partnering with smaller biotech firms that have promising drug therapies. It is easy to overlook the value of distribution networks when assessing growth prospects of the large drug companies, but long term these assets have been the driving force in education both for doctors and the public on the advantages of new drug therapies. Therefore, even though these companies have been a hindrance on performance over the short-term, we are still attracted by their below market price-to-earnings ratios (P/Es) and long-term growth prospects.

The healthcare equipment and services sector, on the other hand, contained some of our best performers. Quest Diagnostic and Laboratory Corp of America, two medical testing companies that we added to the Fund’s portfolio last year, continued their strong performance. Becton Dickinson, the medical supply manufacturer and distributor, was another strong performer for the reporting period. We continue to like this area of the healthcare sector and have recently added AmerisourceBergen Corporation to the Fund. AmerisourceBergen is a wholesale distributor of pharmaceutical products and related services to healthcare providers and pharmaceutical manufacturers.

The energy sector continues to benefit from high oil and gas prices. Many factors have contributed to the strength in oil prices including: renewed violence in Iraq, low inventory levels in the OECD(d) countries, increasing demand from China, and questions about the reserve claims by major oil companies. The recent announcement by RD Shell that their oil reserves had been overstated by more than 25% has called into question the supply side of the oil market. With China and India likely to become major importers of oil, demand will continue to increase. However, the supply of oil may be more constrained than previously thought. Our positions in the major oil companies are predicated both on the fact that they offer attractive valuations and yields, but also as a defensive position to hedge against increased violence in the Mid-East.

(d) The OECD “is a forum for monitoring economic trends in its 25 member countries, the free-market democracies of North America, Western Europe and the Pacific. The OECD is the world’s largest source of comparative data on the industrial economies.” (http://www.oecd.fr).

ConocoPhillips and Chevron Texaco were two of our strongest performers over the six months covered by this reporting period and remain two of our favorite names in the sector. Conoco trades at about 10 times trailing earnings and its price currently reflects oil priced in the mid-20’s rather than the $35+ current pricing environment. Chevron trades at a slightly higher multiple, but has slightly better future growth prospects. We believe both of these companies will avoid the significant reserve impairment that was reported by Shell. We also continue to hold Devon Energy and Kerr McGee, both more pure plays on the exploration and production and, consequently, more leveraged to high oil prices.

Consumer discretionary stocks, at approximately 10% of the portfolio, are the last other major sector weighting with retailing stocks making up the majority of this current weighting. The six-months covered by this reporting period have seen mixed results from our holdings in this sector. On the plus side, Gap Inc., Borders Group, and Federated Department Stores all had a positive effect on the Fund’s return. We still believe that Borders offers an attractive valuation at a P/E of 16 with earnings growth likely in the range of 14%. The company has almost no debt and can finance its growth plans through internally generated cash. Despite the late 90s fears that the Internet would put them out of business, Borders has managed to generate solid earnings throughout the economic slowdown. Federated has also been a strong performer since it was added to the portfolio, but still trades at only 15 times earnings with earnings growth to match. On the downside, Home Depot, Lowes, and Staples were among the worst performers in the portfolio during the first half of the fiscal year. Although these names did demonstrate some weakness recently, our opinion of these stocks has not changed significantly. We see their somewhat lackluster performance as understandable, given their exceptional performance over the past 18 months or so. Sticking to our value philosophy, we sold most of the Best Buy position when its valuation reached our target. Looking ahead, if the retail holdings continue to experience significant performance gains we may well pare back the most expensive holdings in this area to fund new ideas.

Given our somewhat cautious view of the market, we continue to be attracted to stocks with earnings streams that are less economically sensitive. This is why the portfolio carries overweight positions in consumer staples, healthcare, and energy. We believe an important attribute of any portfolio is its downside risk characteristics. Unfortunately, the idea of risk is often overlooked during bull markets. In our view, balancing the trade-off between appreciation potential and downside loss protection is key to long-term performance success. Our low P/E value approach, which focuses on companies with long-term earnings growth and above market dividend yields, has proven over time to offer better risk-adjusted returns than the market. Given the current market environment, we believe our value approach will continue to offer superior returns. With that being said, a word of caution is also warranted. The Fund invests in value stocks that are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. These and other risks are more fully described in the Fund’s prospectus. We thank you for your support and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

David Dreman Chairman and Chief Investment Officer Dreman Value Management, LLC Portfolio Manager Heritage Value Equity Fund	Richard K. Riess President Heritage Series Trust

Heritage Series Trust—Value Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

Shares		Value
Common Stocks—90.6% (a)
Agriculture—14.3%
44,800	Altria Group Inc.	$2,481,024
4,200	Imperial Tobacco Group PLC., Sponsored ADR	187,740
11,600	Universal Corporation	582,784
39,350	UST, Inc.	1,464,214

		4,715,762

Auto Manufacturers—0.7%
15,500	Ford Motor Company	238,080

Banks—7.9%
12,930	Bank of America Corporation	1,040,736
22,300	KeyCorp	662,310
5,400	PNC Bank Corporation	286,740
13,700	U.S. Bancorp	351,268
5,500	Wachovia Corporation	251,625

		2,592,679

Computers—2.7%
49,100	Electronic Data Systems Corporation	898,039

Diversified Manufacturer—2.5%
14,100	General Electric Company	422,295
14,500	Tyco International Ltd.	398,025

		820,320

Electrical Components & Equipment—1.3%
7,050	Emerson Electric Company	424,551

Financial Services—13.0%
15,650	CIT Group Inc.	537,890
23,400	Fannie Mae	1,608,048
36,800	Freddie Mac	2,149,120
137	Piper Jaffray Companies*	6,634

		4,301,692

Food—0.4%
5,700	Safeway Inc.*	130,815

Healthcare Products—1.4%
9,150	Becton, Dickinson and Company	462,532

Healthcare Services—5.3%
9,700	HCA Inc.	394,111
5,560	Humana, Inc.	90,572
12,880	Laboratory Corporation of America Holdings*	511,851
6,940	Quest Diagnostics Inc.	585,389
13,700	Tenet Healthcare Corporation*	161,112

		1,743,035

Shares		Value
Common Stocks (continued)
Insurance—4.6%
9,200	American International Group, Inc.	659,180
7,300	Marsh & McLennan Companies, Inc.	329,230
9,100	Ohio Casualty Corporation	178,542
4,100	SAFECO Corporation	179,539
4,400	The St. Paul Travelers Companies, Inc.	178,948

		1,525,439

Oil & Gas—9.3%
8,500	ChevronTexaco Corporation	777,750
17,223	ConocoPhillips	1,228,000
7,350	Devon Energy Corporation	449,820
7,150	Kerr-Mcgee Corporation	349,850
4,100	Pioneer Natural Resources Company	134,111
2,400	Pogo Producing Company	118,368

		3,057,899

Pharmaceuticals—9.0%
2,855	AmerisourceBergen Corporation	165,276
36,620	Bristol-Myers Squibb Company	919,162
8,688	Medco Health Solutions, Inc.*	307,555
14,870	Merck & Company, Inc.	698,890
20,905	Pfizer, Inc.	747,563
7,485	Schering-Plough Corporation	125,224

		2,963,670

Pipelines—0.6%
28,600	El Paso Corporation	200,486

Retail—10.3%
1,150	Best Buy Company, Inc.	62,388
26,850	Borders Group Inc.	643,594
13,300	Federated Department Stores, Inc.	651,700
15,600	Home Depot, Inc.	548,964
5,800	Lowe’s Companies Inc.	301,948
5,100	May Department Stores Company	157,080
24,800	Staples Inc.	638,848
18,100	The Gap, Inc.	398,381

		3,402,903

Savings & Loans—7.3%
27,600	Sovereign Bancorp Inc.	551,448
46,800	Washington Mutual, Inc.	1,843,452

		2,394,900

Total Common Stocks (cost $25,973,680)		29,872,802

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Investment Portfolio

April 30, 2004

(unaudited)

(continued)

Value
Repurchase Agreement—9.7% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2004 @ 0.84% to be repurchased at $3,193,224 on May 3, 2004, collateralized by $2,260,000 United States Treasury Bonds, 12.5% due August 15, 2014, (market value $3,266,525 including interest) (cost $3,193,000)	$3,193,000

Total Investment Portfolio (cost $29,166,680) (b), 100.1% (a)	33,065,802
Other Assets and Liabilities, net, (0.3%) (a)	(104,854)

Net Assets, 100.0%	$32,960,948

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $3,899,122 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over net unrealized depreciation of $4,131,402 which consists of depreciation for all securities in which there is an excess of tax cost over market value of $232,280.

ADR—American Depository Receipt.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Unrealized Depreciation
7	S&P 500 Index	Jun-04	$(73,867)

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

April 30, 2004

(unaudited)

	Diversified Growth Fund	Growth Equity Fund	International Equity Fund
Assets
Investments, at value (identified cost $121,966,425, $255,393,590 and $59,480,514, respectively)	$142,706,350	$282,312,681	$63,450,977
Repurchase agreement, at market value (identified cost is the same as value)	10,313,000	—	657,000
Cash	579	112,691	3,278
Foreign currency (cost $3,088,153)	—	—	3,062,632
Receivables:
Investments sold	2,502,385	4,605,449	8,856,656
Fund shares sold	487,856	946,029	515,617
Dividends and interest	10,216	129,087	229,388
Foreign taxes recoverable	—	—	38,258
Unrealized appreciation of forward currency contracts	—	—	32,981
Deferred state qualification expenses	12,591	15,485	19,811

Total assets	$156,032,977	$288,121,422	$76,866,598

Liabilities
Payables:
Investments purchased	$2,304,659	$3,277,018	$1,932,034
Fund shares redeemed	185,942	1,302,545	146,285
Accrued management fee	108,049	352,457	1,855
Accrued distribution fees	86,231	142,675	42,738
Accrued shareholder servicing fee	19,077	41,026	7,800
Accrued fund accounting fee	5,200	5,300	26,000
Other accrued expenses	22,421	23,559	30,975

Total liabilities	2,731,579	5,144,580	2,187,687

Net assets, at market value	$153,301,398	$282,976,842	$74,678,911

Net Assets
Net assets consist of:
Paid-in capital	$123,197,689	$370,901,775	$72,061,757
Accumulated net investment loss	(1,018,686)	(1,137,398)	(566,399)
Accumulated net realized gain (loss)	10,382,470	(113,706,626)	(785,590)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	20,739,925	26,919,091	3,969,143

Net assets, at market value	$153,301,398	$282,976,842	$74,678,911

Net assets, at market value
Class A shares	$69,771,280	$161,122,911	$31,961,523
Class B shares	22,476,020	29,741,227	1,893,392
Class C shares	61,054,098	92,112,704	40,823,996

Total	$153,301,398	$282,976,842	$74,678,911

Shares of beneficial interest outstanding
Class A shares	2,715,868	6,247,238	1,631,540
Class B shares	916,787	1,245,287	102,606
Class C shares	2,489,908	3,857,581	2,211,789

Total	6,122,563	11,350,106	3,945,935

Net Asset Value—offering and redemption price per share
Class A shares	$25.69	$25.79	$19.59

Maximum offering price per Class A share (100/95.25 of $25.69, $25.79 and $19.59), respectively	$26.97	$27.08	$20.57

Class B shares	$24.52	$23.88	$18.45

Class C shares	$24.52	$23.88	$18.46

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

April 30, 2004

(unaudited)

(continued)

	Mid Cap Stock Fund	Small Cap Stock Fund	Value Equity Fund
Assets
Investments, at value (identified cost $450,362,068, $143,204,041 and $25,973,680, respectively)	$502,416,894	$194,966,146	$29,872,802
Repurchase agreement, at market value (identified cost is the same as value)	15,385,000	12,204,000	3,193,000
Cash	927	606	74
Receivables:
Investments sold	7,302,951	1,409,564	78,308
Fund shares sold	3,378,652	1,287,942	33,664
Dividends and interest	143,219	21,285	57,206
Deferred state qualification expenses	20,131	24,344	16,466
Initial futures margin deposit	—	—	112,000

Total assets	$528,647,774	$209,913,887	$33,363,520

Liabilities
Payables:
Investments purchased	$12,523,468	$546,718	$212,102
Fund shares redeemed	1,166,605	256,025	108,672
Accrued management fee	318,907	172,573	18,003
Accrued distribution fees	256,396	95,883	19,132
Accrued shareholder servicing fee	57,473	25,000	5,200
Accrued fund accounting fee	5,200	6,000	4,100
Other accrued expenses	39,478	6,644	21,363
Futures variation margin	—	—	14,000

Total liabilities	14,367,527	1,108,843	402,572

Net assets, at market value	$514,280,247	$208,805,044	$32,960,948

Net Assets
Net assets consist of:
Paid-in capital	$471,220,767	$148,896,949	$36,585,090
Accumulated net investment income (loss)	(2,003,408)	(798,260)	39,854
Accumulated net realized gain (loss)	(6,991,938)	8,944,250	(7,489,251)
Net unrealized appreciation on investments and futures contracts	52,054,826	51,762,105	3,825,255

Net assets, at market value	$514,280,247	$208,805,044	$32,960,948

Net assets, at market value
Class A shares	$273,594,661	$126,801,766	$13,041,293
Class B shares	56,818,878	15,278,227	3,238,101
Class C shares	183,866,708	66,725,051	16,681,554

Total	$514,280,247	$208,805,044	$32,960,948

Shares of beneficial interest outstanding
Class A shares	11,719,857	3,983,050	768,797
Class B shares	2,573,045	518,496	195,476
Class C shares	8,322,844	2,263,344	1,006,741

Total	22,615,746	6,764,890	1,971,014

Net Asset Value—offering and redemption price per share
Class A shares	$23.34	$31.84	$16.96

Maximum offering price per Class A share (100/95.25 of $23.34, $31.84 and $16.96), respectively	$24.50	$33.43	$17.81

Class B shares	$22.08	$29.47	$16.57

Class C shares	$22.09	$29.48	$16.57

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Operations

For the Six-Month Period Ended April 30, 2004

(unaudited)

	Diversified Growth Fund	Growth Equity Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund	Value Equity Fund
Investment Income
Income:
Dividends	$261,383	$1,268,491	$471,472 (a)	$1,592,212	$810,817	$368,636
Interest	43,883	8,124	35,920	76,733	48,155	13,153

Total income	305,266	1,276,615	507,392	1,668,945	858,972	381,789
Expenses:
Management fee	613,966	1,162,697	330,742	1,764,286	809,862	117,858
Distribution fee (Class A)	82,249	224,343	35,425	307,244	151,665	15,718
Distribution fee (Class B)	114,902	159,129	8,404	280,913	75,560	15,971
Distribution fee (Class C)	291,846	493,762	180,638	842,492	314,717	78,299
Shareholder servicing fees	87,978	218,135	34,250	305,845	125,773	22,315
Custodian fee	10,328	25,035	141,627	24,107	15,422	7,536
Fund accounting fee	29,013	29,094	31,500	29,061	29,937	24,178
Professional fees	39,008	38,426	44,957	39,008	38,485	38,401
State qualification expenses	30,139	31,457	26,404	36,273	23,564	20,463
Federal registration expense	1,218	—	2,286	7,808	808	692
Reports to shareholders	12,734	18,101	8,320	23,818	13,748	11,710
Trustees’ fees and expenses	8,056	8,056	8,056	8,056	8,056	8,056
Other	2,515	5,778	1,374	3,442	19,092	1,365

Total expenses before waiver	1,323,952	2,414,013	853,983	3,672,353	1,626,689	362,562
Fees waived by Manager	—	—	(123,480)	—	—	(64,002)
Management fees recovered by Manager	—	—	—	—	30,543	—

Total expenses after waiver and recovery	1,323,952	2,414,013	730,503	3,672,353	1,657,232	298,560

Net investment income (loss)	(1,018,686)	(1,137,398)	(223,111)	(2,003,408)	(798,260)	83,229

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions	12,631,446	18,306,138	6,601,256	42,019,072	14,296,805	211,436
Net realized loss from foreign currency transactions	—	—	(75,398)	—	—	—
Net realized gain from futures transactions	—	—	—	—	—	139,969
Net unrealized appreciation (depreciation) of investments during the period	(2,138,514)	(17,874,087)	(1,009,664)	(8,028,225)	3,920,955	1,515,763
Net unrealized depreciation on the translation of assets and liabilities denominated in foreign currencies	—	—	(1,320)	—	—	—
Net unrealized depreciation on futures contracts	—	—	—	—	—	(73,867)

Net gain on investments	10,492,932	432,051	5,514,874	33,990,847	18,217,760	1,793,301

Net increase (decrease) in net assets resulting from operations	$9,474,246	$(705,347)	$5,291,763	$31,987,439	$17,419,500	$1,876,530

(a)	Net of $49,849 foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

Diversified Growth Fund	For the Six-Month Period Ended April 30, 2004 (unaudited)	For the Fiscal Year Ended October 31, 2003
Increase in net assets:
Operations:
Net investment loss	$(1,018,686)	$(1,711,724)
Net realized gain from investment transactions	12,631,446	13,515,441
Net unrealized appreciation (depreciation) of investments during the period	(2,138,514)	18,392,019

Net increase in net assets resulting from operations	9,474,246	30,195,736
Increase in net assets from Fund share transactions	10,201,820	10,507,715

Increase in net assets	19,676,066	40,703,451
Net assets, beginning of period	133,625,332	92,921,881

Net assets, end of period (including accumulated net investment loss of $1,018,686 for the period ended April 30, 2004)	$153,301,398	$133,625,332

Growth Equity Fund	For the Six-Month Period Ended April 30, 2004 (unaudited)	For the Fiscal Year Ended October 31, 2003
Increase (decrease) in net assets:
Operations:
Net investment loss	$(1,137,398)	$(1,363,649)
Net realized gain from investment transactions	18,306,138	7,692,166
Net unrealized appreciation (depreciation) of investments during the period	(17,874,087)	33,954,388

Net increase (decrease) in net assets resulting from operations	(705,347)	40,282,905
Increase (decrease) in net assets from Fund share transactions	(4,191,384)	25,188,131

Increase (decrease) in net assets	(4,896,731)	65,471,036
Net assets, beginning of period	287,873,573	222,402,537

Net assets, end of period (including accumulated net investment loss of $1,137,398 for the period ended April 30, 2004)	$282,976,842	$287,873,573

International Equity Fund	For the Six-Month Period Ended April 30, 2004 (unaudited)	For the Fiscal Year Ended October 31, 2003
Increase in net assets:
Operations:
Net investment income (loss)	$(223,111)	$45,057
Net realized gain from investment transactions	6,601,256	1,884,395
Net realized loss from foreign currency transactions	(75,398)	(180,323)
Net unrealized appreciation (depreciation) of investments during the period	(1,009,664)	6,137,214
Net unrealized depreciation on the translation of assets and liabilities denominated in foreign currencies	(1,320)	(53,456)

Net increase in net assets resulting from operations	5,291,763	7,832,887
Distributions to shareholders from:
Net investment income Class A shares, ($0.15 per share)	(210,635)	—
Net investment income Class B shares, ($0.07 per share)	(6,122)	—
Net investment income Class C shares, ($0.07 per share)	(130,543)	—

Net distributions to shareholders	(347,300)	—
Increase in net assets from Fund share transactions	19,345,661	23,296,309

Increase in net assets	24,290,124	31,129,196
Net assets, beginning of period	50,388,787	19,259,591

Net assets, end of period (including accumulated net investment loss of $223,111 and undistributed net investment income of $37,534, respectively)	$74,678,911	$50,388,787

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

Mid Cap Stock Fund	For the Six-Month Period Ended April 30, 2004 (unaudited)	For the Fiscal Year Ended October 31, 2003
Increase in net assets:
Operations:
Net investment loss	$(2,003,408)	$(3,689,724)
Net realized gain from investment transactions	42,019,072	367,131
Net unrealized appreciation (depreciation) of investments during the period	(8,028,225)	69,419,814

Net increase in net assets resulting from operations	31,987,439	66,097,221
Increase in net assets from Fund share transactions	63,852,823	39,891,713

Increase in net assets	95,840,262	105,988,934
Net assets, beginning of period	418,439,985	312,451,051

Net assets, end of period (including accumulated net investment loss of $2,003,408 for the period ended April 30, 2004)	$514,280,247	$418,439,985

Small Cap Stock Fund	For the Six-Month Period Ended April 30, 2004 (unaudited)	For the Fiscal Year Ended October 31, 2003
Increase in net assets:
Operations:
Net investment loss	$(798,260)	$(1,640,792)
Net realized gain (loss) from investment transactions	14,296,805	(301,487)
Net unrealized appreciation of investments during the period	3,920,955	48,490,931

Net increase in net assets resulting from operations	17,419,500	46,548,652
Increase (decrease) in net assets from Fund share transactions	9,983,980	(1,579,785)

Increase in net assets	27,403,480	44,968,867
Net assets, beginning of period	181,401,564	136,432,697

Net assets, end of period (including accumulated net investment loss of $798,260 for the period ended April 30, 2004)	$208,805,044	$181,401,564

Value Equity Fund	For the Six-Month Period Ended April 30, 2004 (unaudited)	For the Fiscal Year Ended October 31, 2003
Increase in net assets:
Operations:
Net investment income	$83,229	$132,609
Net realized gain (loss) from investment transactions	211,436	(1,859,906)
Net realized gains from futures transactions	139,969	—
Net unrealized appreciation of investments during the period	1,515,763	5,637,584
Net unrealized depreciation of investments in futures contracts during the period	(73,867)	—

Net increase in net assets resulting from operations	1,876,530	3,910,287
Distributions to shareholders from:
Net investment income Class A shares, ($0.14 and $0.07 per share, respectively)	(97,586)	(51,972)
Net investment income Class B shares, ($0.06 per share)	(12,029)	—
Net investment income Class C shares, ($0.06 per share)	(60,360)	—

Net distributions to shareholders	(169,975)	(51,972)
Increase in net assets from Fund share transactions	5,463,879	59,904

Increase in net assets	7,170,434	3,918,219
Net assets, beginning of period	25,790,514	21,872,295

Net assets, end of period (including undistributed net investment income of $39,854 and $126,600, respectively)	$32,960,948	$25,790,514

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Financial Highlights

-The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*								Class B Shares*								Class C Shares*
	For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31						For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31						For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31
			2003	2002	2001	2000		1999			2003	2002	2001	2000		1999			2003	2002	2001	2000		1999
Net asset value, beginning of period	$23.92		$18.21	$17.98	$27.46	$20.80		$15.35	$22.92		$17.57	$17.48	$26.98	$20.61		$15.33	$22.92		$17.57	$17.48	$26.98	$20.61		$15.33

Income from Investment Operations:
Net investment loss	(0.12)		(0.23)	(0.23)	(0.13)	(0.24	)(a)	(0.15)	(0.21)		(0.37)	(0.37)	(0.28)	(0.43	)(a)	(0.29)	(0.21)		(0.37)	(0.37)	(0.28)	(0.43	)(a)	(0.29)
Net realized and unrealized gain (loss) on investments	1.89		5.94	0.46	(5.82)	9.10		5.060	1.81		5.72	0.46	(5.69)	9.00		5.57	1.81		5.72	0.46	(5.69)	9.00		5.57

Total from Investment Operations	1.77		5.71	0.23	(5.95)	8.86		5.45	1.60		5.35	0.09	(5.97)	8.57		5.28	1.60		5.35	0.09	(5.97)	8.57		5.28

Less Distributions:
Distributions from net realized gains	—		—	—	(3.53)	(2.20)		—	—		—	—	(3.53)	(2.20)		—	—		—	—	(3.53)	(2.20)		—

Net asset value, end of period	$25.69		$23.92	$18.21	$17.98	$27.46		$20.80	$24.52		$22.92	$17.57	$17.48	$26.98		$20.61	$24.52		$22.92	$17.57	$17.48	$26.98		$20.61

Total Return (%) (b)	7.44	(c)	31.36	1.28	(23.66)	44.87		35.50	7.03	(c)	30.45	0.51	(24.23)	43.80		34.44	7.07	(c)	30.45	0.51	(24.23)	43.80		34.44

Ratios and Supplemental Data

Expenses to average daily net assets
With expenses waived/ recovered (%)	1.39	(d)	1.48	1.45	1.47	1.57	(a)	1.65	2.13	(d)	2.23	2.20	2.22	2.32	(a)	2.40	2.14	(d)	2.23	2.20	2.22	2.32	(a)	2.40
Without expenses waived/ recovered (%)	1.39	(d)	1.48	1.45	1.47	1.48		1.79	2.13	(d)	2.23	2.20	2.22	2.23		2.54	2.14	(d)	2.23	2.20	2.22	2.22		2.54
Net investment loss to average daily net assets (%)	(0.97	)(d)	(1.14)	(1.13)	(0.63)	(0.88)		(0.78)	(1.71	)(d)	(1.89)	(1.88)	(1.39)	(1.64)		(1.53)	(1.72	)(d)	(1.89)	(1.88)	(1.39)	(1.62)		(1.53)
Portfolio turnover rate (%)	50		152	201	249	252		195	50		152	201	249	252		195	50		152	201	249	252		195
Net assets, end of period ($ millions)	70		60	41	38	50		27	22		22	16	15	19		10	61		52	36	30	38		16

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31					For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31					For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31
			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999
Net asset value, beginning of period	$26.06		$22.18	$27.20	$50.91	$43.44	$28.82	$24.22		$20.77	$25.66	$48.87	$42.17	$28.18	$24.21		$20.77	$25.65	$48.86	$42.15	$28.18

Income from Investment Operations:
Net investment loss	(0.06)		(0.05)	(0.10)	(0.18)	(0.39)	(0.20)	(0.15)		(0.21)	(0.28)	(0.40)	(0.77)	(0.47)	(0.15)		(0.21)	(0.28)	(0.40)	(0.76)	(0.47)
Net realized and unrealized gain (loss) on investments	(0.21)		3.93	(4.92)	(14.92)	13.33	14.82	(0.19)		3.66	(4.61)	(14.20)	12.94	14.46	(0.18)		3.65	(4.60)	(14.20)	12.94	14.44

Total from Investment Operations	(0.27)		3.88	(5.02)	(15.10)	12.94	14.62	(0.34)		3.45	(4.89)	(14.60)	12.17	13.99	(0.33)		3.44	(4.88)	(14.60)	12.18	13.97

Less Distributions:
Distributions from net realized gains	—		—	—	(8.61)	(5.47)	—	—		—	—	(8.61)	(5.47)	—	—		—	—	(8.61)	(5.47)	—

Net asset value, end of period	$25.79		$26.06	$22.18	$27.20	$50.91	$43.44	$23.88		$24.22	$20.77	$25.66	$48.87	$42.17	$23.88		$24.21	$20.77	$25.65	$48.86	$42.15

Total Return (%) (a)	(1.00	)(b)	17.49	(18.46)	(34.31)	31.04	50.73	(1.36	)(b)	16.61	(19.06)	(34.82)	30.05	49.65	(1.36	)(b)	16.62	(19.03)	(34.82)	30.09	49.57

Ratios and Supplemental Data
Expenses to average daily net assets (%)	1.24	(c)	1.30	1.26	1.22	1.19	1.24	1.99	(c)	2.05	2.01	1.97	1.94	1.98	1.99	(c)	2.05	2.01	1.97	1.94	1.99
Net investment loss to average daily net assets (%)	(0.42	)(c)	(0.22)	(0.37)	(0.53)	(0.73)	(0.56)	(1.17	)(c)	(0.96)	(1.12)	(1.28)	(1.48)	(1.30)	(1.17	)(c)	(0.97)	(1.12)	(1.28)	(1.48)	(1.31)
Portfolio turnover rate (%)	76		177	158	205	392	160	76		177	158	205	392	160	76		177	158	205	392	160
Net assets, end of period ($ millions)	161		166	117	93	135	67	30		29	27	40	45	16	92		93	78	92	141	75

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*								Class B Shares*								Class C Shares*
	For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31						For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31						For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31
			2003	2002		2001	2000	1999			2003	2002		2001	2000	1999			2003	2002		2001	2000	1999
Net asset value, beginning of period	$17.93		$14.68	$17.14		$27.41	$31.56	$25.43	$16.89		$13.94	$16.39		$26.49	$30.83	$25.03	$16.89		$13.94	$16.39		$26.48	$30.83	$25.03

Income from Investment Operations:
Net investment income (loss)	(0.02)		0.10	(0.09	)(a)	(0.13)	(0.22)	(0.09)	(0.09)		(0.03)	(0.20	)(a)	(0.29)	(0.43)	(0.30)	(0.09)		(0.03)	(0.20	)(a)	(0.28)	(0.44)	(0.30)
Net realized and unrealized gain (loss) on investments	1.83		3.15	(2.37)		(7.83)	0.51	6.34	1.72		2.98	(2.25)		(7.50)	0.53	6.22	1.73		2.98	(2.25)		(7.50)	0.53	6.22

Total from Investment Operations	1.81		3.25	(2.46)		(7.96)	0.29	6.25	1.63		2.95	(2.45)		(7.79)	0.10	5.92	1.64		2.95	(2.45)		(7.78)	0.09	5.92

Less Distributions:
Dividends from net investment income	(0.15)		—	—		—	—	—	(0.07)		—	—		—	—	—	(0.07)		—	—		—	—	—
Distributions from net realized gains	—		—	—		(2.31)	(4.44)	(0.12)	—		—	—		(2.31)	(4.44)	(0.12)	—		—	—		(2.31)	(4.44)	(0.12)

Total Distributions	(0.15)		—	—		(2.31)	(4.44)	(0.12)	(0.07)		—	—		(2.31)	(4.44)	(0.12)	(0.07)		—	—		(2.31)	(4.44)	(0.12)

Net asset value, end of period	$19.59		$17.93	$14.68		$17.14	$27.41	$31.56	$18.45		$16.89	$13.94		$16.39	$26.49	$30.83	$18.46		$16.89	$13.94		$16.39	$26.48	$30.83

Total Return (%) (b)	10.16	(c)	22.14	(14.35)		(31.37)	(1.31)	24.68	9.71	(c)	21.16	(14.95)		(31.86)	(2.00)	23.70	9.71	(c)	21.16	(14.95)		(31.83)	(2.04)	23.70

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.78	(d)	1.78	1.85	(a)	1.90	1.97	1.97	2.53	(d)	2.53	2.60	(a)	2.65	2.72	2.72	2.53	(d)	2.53	2.60	(a)	2.65	2.72	2.72
Without expenses waived (%)	2.15	(d)	2.43	2.81		2.16	1.97	2.02	2.90	(d)	3.18	3.56		2.91	2.72	2.77	2.90	(d)	3.18	3.56		2.91	2.72	2.77
Net investment income (loss) to average daily net assets (%)	(0.25	)(d)	0.63	(0.54)		(0.63)	(0.71)	(0.32)	(1.02	)(d)	(0.17)	(1.30)		(1.36)	(1.46)	(1.04)	(0.99	)(d)	0.25	(1.30)		(1.36)	(1.45)	(1.06)
Portfolio turnover rate (%)	92		133	234		174	67	78	92		133	237		174	67	78	92		133	234		174	67	78
Net assets, end of period ($ millions)	32		23	7		5	10	8	2		1	1		1	1	1	41		26	11		5	8	7

*	Per share amounts have been calculated using the monthly average share method.
(a)	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund's Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*									Class B Shares*									Class C Shares*
	For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31							For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31							For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31
			2003	2002		2001		2000	1999			2003	2002		2001		2000	1999			2003	2002		2001		2000	1999
Net asset value, beginning of period	$21.67		$17.99	$20.21		$23.19		$16.56	$14.28	$20.58		$17.21	$19.50		$22.66		$16.32	$14.17	$20.59		$17.22	$19.51		$22.67		$16.32	$14.18

Income from Investment Operations:
Net investment loss	(0.06)		(0.14)	(0.19	)(a)	(0.21	)(a)	(0.24)	(0.18)	(0.13)		(0.27)	(0.33	)(a)	(0.35	)(a)	(0.39)	(0.30)	(0.14)		(0.27)	(0.33	)(a)	(0.35	)(a)	(0.39)	(0.30)
Net realized and unrealized gain (loss) on investments	1.73		3.82	(1.44)		1.34		7.17	2.46	1.63		3.64	(1.37)		1.30		7.03	2.45	1.64		3.64	(1.37)		1.30		7.04	2.44

Total from Investment Operations	1.67		3.68	(1.63)		1.13		6.93	2.28	1.50		3.37	(1.70)		0.95		6.64	2.15	1.50		3.37	(1.70)		0.95		6.65	2.14

Less Distributions:
Distributions from net realized gains	—		—	(0.59)		(4.11)		(0.30)	—	—		—	(0.59)		(4.11)		(0.30)	—	—		—	(0.59)		(4.11)		(0.30)	—

Net asset value, end of period	$23.34		$21.67	$17.99		$20.21		$23.19	$16.56	$22.08		$20.58	$17.21		$19.50		$22.66	$16.32	$22.09		$20.59	$17.22		$19.51		$22.67	$16.32

Total Return (%) (b)	7.71	(c)	20.46	(8.50)		6.70		42.30	15.97	7.34	(c)	19.58	(9.18)		5.93		41.13	15.17	7.34	(c)	19.57	(9.18)		5.93		41.19	15.09

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/ recovered (%)	1.20	(d)	1.28	1.27	(a)	1.55	(a)	1.55	1.60	1.95	(d)	2.03	2.02	(a)	2.30	(a)	2.30	2.35	1.95	(d)	2.03	2.02	(a)	2.30	(a)	2.30	2.35
Without expenses waived/ recovered (%)	1.20	(d)	1.28	1.26		1.50		1.63	1.70	1.95	(d)	2.03	2.01		2.25		2.38	2.45	1.95	(d)	2.03	2.01		2.25		2.38	2.45
Net investment loss to average daily net assets (%)	(0.49	)(d)	(0.72)	(0.88)		(1.04)		(1.13)	(1.19)	(1.24	)(d)	(1.47)	(1.64)		(1.80)		(1.87)	(1.94)	(1.24	)(d)	(1.46)	(1.64)		(1.80)		(1.88)	(1.95)
Portfolio turnover rate (%)	84		163	171		218		265	192	84		163	171		218		265	192	84		163	171		218		265	192
Net assets, end of period ($ millions)	274		217	174		56		23	15	57		53	39		13		4	2	184		149	100		31		12	9

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal years ended October 31, 2002 and 2001 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31					For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31					For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31
			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999
Net asset value, beginning of period	$29.00		$21.36	$24.41	$29.17	$23.21	$22.62	$26.95		$19.99	$23.11	$27.97	$22.41	$22.00	$26.96		$20.00	$23.12	$27.98	$22.42	$22.01

Income from Investment Operations:
Net investment income (loss)	(0.08	)(a)	(0.19)	0.02	(0.11)	(0.12)	(0.04)	(0.18	)(a)	(0.35)	(0.15)	(0.29)	(0.33)	(0.22)	(0.18	)(a)	(0.35)	(0.15)	(0.29)	(0.32)	(0.22)
Net realized and unrealized gain (loss) on investments	2.92		7.83	(1.48)	(1.70)	6.08	0.63	2.70		7.31	(1.38)	(1.62)	5.89	0.63	2.70		7.31	(1.38)	(1.62)	5.88	0.63

Total from Investment Operations	2.84		7.64	(1.46)	(1.81)	5.96	0.59	2.52		6.96	(1.53)	(1.91)	5.56	0.41	2.52		6.96	(1.53)	(1.91)	5.56	0.41

Less Distributions:
Distributions from net realized gains	—		—	(1.59)	(2.95)	—	—	—		—	(1.59)	(2.95)	—	—	—		—	(1.59)	(2.95)	—	—

Net asset value, end of period	$31.84		$29.00	$21.36	$24.41	$29.17	$23.21	$29.47		$26.95	$19.99	$23.11	$27.97	$22.41	$29.48		$26.96	$20.00	$23.12	$27.98	$22.42

Total Return (%) (b)	9.76	(c)	35.77	(6.98)	(6.40)	25.68	2.61	9.35	(c)	34.82	(7.72)	(7.10)	24.81	1.86	9.39	(c)	34.79	(7.72)	(7.10)	24.80	1.86

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.37	(a)(d)	1.30	1.30	1.30	1.30	1.26	2.12	(a)(d)	2.05	2.05	2.05	2.05	2.01	2.12	(a)(d)	2.05	2.05	2.05	2.05	2.01
Without expenses waived/recovered (%)	1.34	(d)	1.42	1.34	1.33	1.30	1.26	2.09	(d)	2.17	2.09	2.08	2.05	2.01	2.09	(d)	2.17	2.09	2.08	2.05	2.01
Net investment income (loss) to average daily net assets (%)	(0.51	)(d)	(0.83)	0.06	(0.42)	(0.44)	(0.18)	(1.25	)(d)	(1.58)	(0.64)	(1.17)	(1.19)	(0.95)	(1.26	)(d)	(1.58)	(0.66)	(1.17)	(1.18)	(0.94)
Portfolio turnover rate (%)	29		45	54	85	85	42	29		45	54	85	85	42	29		45	54	85	85	42
Net assets, end of period ($ millions)	127		111	83	92	107	125	15		14	10	10	10	9	67		57	43	44	51	61

*	Per share amounts have been calculated using the monthly average share method.
(a)	The six-month period ended April 30, 2004 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31					For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31					For the Six-Month Period Ended April 30, 2004 (unaudited)		For the Fiscal Years Ended October 31
			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999
Net asset value, beginning of period	$16.00		$13.43	$16.99	$20.49	$18.33	$18.56	$15.62		$13.15	$16.70	$20.16	$18.06	$18.29	$15.62		$13.16	$16.69	$20.16	$18.06	$18.28

Income from Investment Operations:
Net investment income (loss)	0.08		0.14	0.10	0.19	0.21	0.12	0.02		0.04	(0.02)	0.02	0.07	(0.02)	0.02		0.04	(0.02)	0.04	0.07	(0.02)
Net realized and unrealized gain (loss) on investments	1.02		2.50	(3.59)	(2.42)	2.48	(0.07)	0.99		2.43	(3.53)	(2.35)	2.45	(0.08)	0.99		2.42	(3.51)	(2.38)	2.45	(0.07)

Total from Investment Operations	1.10		2.64	(3.49)	(2.23)	2.69	0.05	1.01		2.47	(3.55)	(2.33)	2.52	(0.10)	1.01		2.46	(3.53)	(2.34)	2.52	(0.09)

Less Distributions:
Dividends from net investment income	(0.14)		(0.07)	(0.07)	(0.30)	(0.11)	(0.16)	(0.06)		—	—	(0.16)	—	(0.01)	(0.06)		—	—	(0.16)	—	(0.01)
Distributions from net realized gains	—		—	—	(0.97)	(0.42)	(0.12)	—		—	—	(0.97)	(0.42)	(0.12)	—		—	—	(0.97)	(0.42)	(0.12)

Total Distributions	(0.14)		(0.07)	(0.07)	(1.27)	(0.53)	(0.28)	(0.06)		—	—	(1.13)	(0.42)	(0.13)	(0.06)		—	—	(1.13)	(0.42)	(0.13)

Net asset value, end of period	$16.96		$16.00	$13.43	$16.99	$20.49	$18.33	$16.57		$15.62	$13.15	$16.70	$20.16	$18.06	$16.57		$15.62	$13.16	$16.69	$20.16	$18.06

Total Return (%) (a)	6.88	(b)	19.78	(20.63)	(11.57)	15.13	0.24	6.50	(b)	18.78	(21.16)	(12.21)	14.28	(0.56)	6.50	(b)	18.69	(21.15)	(12.26)	14.28	(0.50)

Ratios and Supplemental Data
Expenses to average dailynetassets
With expenses waived (%)	1.45	(c)	1.45	1.45	1.45	1.45	1.45	2.20	(c)	2.20	2.20	2.20	2.20	2.20	2.20	(c)	2.20	2.20	2.20	2.20	2.20
Without expenses waived (%)	1.86	(c)	2.04	1.72	1.69	1.72	1.70	2.61	(c)	2.79	2.47	2.44	2.47	2.45	2.61	(c)	2.79	2.47	2.44	2.47	2.45
Net investment income (loss) to average daily net assets (%)	0.97	(c)	1.02	0.60	0.94	1.14	0.63	0.22	(c)	0.29	(0.14)	0.11	0.40	(0.13)	0.24	(c)	0.27	(0.15)	0.18	0.40	(0.12)
Portfolio turnover rate (%)	3		123	66	76	95	137	3		123	66	76	95	137	3		123	66	76	95	137
Net assets, end of period ($ millions)	13		11	10	13	13	15	3		3	2	2	1	1	17		12	10	13	12	12

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

Note 1:	Significant Accounting Policies. Heritage Series Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in six series, the Diversified Growth Fund (formerly Aggressive Growth Fund), the Growth Equity Fund, the International Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund and the Value Equity Fund (each, a “Fund” and collectively, the “Funds”). The Diversified Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The International Equity Fund primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Mid Cap Stock Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with medium market capitalization. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A and Class C shares. Effective February 1, 2004, Class B shares are no longer available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies:

Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Effective March 9, 2004, the International Equity Fund began using an independent source to fair value securities based on methods approved by the Board of Trustees. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the International Equity Fund calculates its daily net asset value per share. Short- term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Foreign Currency Transactions: The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts: The International Equity Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Index Futures Contracts: The Value Equity Fund uses index futures contracts to a limited extent. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Futures contracts are valued at their quoted daily settlement prices by the board of trade or exchange by which they are traded. The fund is required to maintain margin deposits through which it buys and sells futures contracts or writes future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund. The aggregate principal amounts of the contracts are not recorded in the financial statements. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized futures gains (losses). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Written Options: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the bid price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. There were no covered call options written in any of the Funds during the six-month period ended April 30, 2004.

Purchased Options: Certain Funds of the Trust are authorized to enter into options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the security held, possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. There were no options purchased in any of the Funds during the six-month period ended April 30, 2004.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Note 2:	Fund Shares. At April 30, 2004, there were an unlimited number of shares of beneficial interest of no par value authorized.

Diversified Growth Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	510,916	$13,223,241	55,432	$1,332,881	416,067	$10,255,609
Shares redeemed	(288,870)	(7,437,773)	(86,212)	(2,107,520)	(205,662)	(5,064,618)

Net increase (decrease)	222,046	$5,785,468	(30,780)	$(774,639)	210,405	$5,190,991

Shares outstanding:
Beginning of period	2,493,822		947,567		2,279,503

End of period	2,715,868		916,787		2,489,908

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,411,971	$28,421,786	205,948	$4,063,588	635,978	$12,691,607
Shares redeemed	(1,180,006)	(23,921,827)	(150,831)	(2,855,964)	(408,842)	(7,891,475)

Net increase	231,965	$4,499,959	55,117	$1,207,624	227,136	$4,800,132

Shares outstanding:
Beginning of fiscal year	2,261,857		892,450		2,052,367

End of fiscal year	2,493,822		947,567		2,279,503

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Growth Equity Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,089,578	$29,734,277	29,030	$731,084	301,345	$7,610,731
Shares issued on acquisition (Note 6)	322,124	7,694,280	162,348	3,748,110	238,173	5,348,271
Shares redeemed	(1,519,693)	(41,900,845)	(138,611)	(3,499,891)	(539,530)	(13,657,401)

Net increase (decrease)	(107,991)	$(4,472,288)	52,767	$979,303	(12)	$(698,399)

Shares outstanding:
Beginning of period	6,355,229		1,192,520		3,857,593

End of period	6,247,238		1,245,287		3,857,581

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,661,005	$62,080,185	166,608	$3,662,191	930,863	$20,566,899
Shares redeemed	(1,598,038)	(37,323,185)	(250,833)	(5,361,999)	(852,650)	(18,435,960)

Net increase (decrease)	1,062,967	$24,757,000	(84,225)	$(1,699,808)	78,213	$2,130,939

Shares outstanding:
Beginning of fiscal year	5,292,262		1,276,745		3,779,380

End of fiscal year	6,355,229		1,192,520		3,857,593

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

International Equity Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	629,511	$12,386,941	27,701	$510,017	790,878	$14,384,101
Shares issued on reinvestment of distributions	9,797	187,630	310	5,599	6,788	122,787
Shares redeemed	(277,976)	(5,546,337)	(6,684)	(125,517)	(139,306)	(2,579,560)

Net increase	361,332	$7,028,234	21,327	$390,099	658,360	$11,927,328

Shares outstanding:
Beginning of period	1,270,208		81,279		1,553,429

End of period	1,631,540		102,606		2,211,789

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,731,682	$57,426,260	52,723	$778,569	981,350	$14,631,362
Shares redeemed	(2,952,944)	(45,752,152)	(17,100)	(247,222)	(246,420)	(3,540,508)

Net increase	778,738	$11,674,108	35,623	$531,347	734,930	$11,090,854

Shares outstanding:
Beginning of fiscal year	491,470		45,656		818,499

End of fiscal year	1,270,208		81,279		1,553,429

Mid Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,031,696	$70,076,007	157,267	$3,353,229	1,703,693	$37,188,332
Shares redeemed	(1,335,815)	(30,655,853)	(138,907)	(3,007,309)	(600,250)	(13,101,583)

Net increase	1,695,881	$39,420,154	18,360	$345,920	1,103,443	$24,086,749

Shares outstanding:
Beginning of period	10,023,976		2,554,685		7,219,401

End of period	11,719,857		2,573,045		8,322,844

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,539,344	$86,912,960	728,698	$13,224,248	2,715,464	$49,549,067
Shares redeemed	(4,186,285)	(78,971,057)	(435,034)	(7,737,226)	(1,278,590)	(23,086,279)

Net increase	353,059	$7,941,903	293,664	$5,487,022	1,436,874	$26,462,788

Shares outstanding:
Beginning of fiscal year	9,670,917		2,261,021		5,782,527

End of fiscal year	10,023,976		2,554,685		7,219,401

Small Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	529,532	$16,733,490	44,747	$1,268,707	302,818	$8,863,050
Shares redeemed	(378,323)	(11,842,236)	(32,992)	(962,197)	(139,411)	(4,076,834)

Net increase	151,209	$4,891,254	11,755	$306,510	163,407	$4,786,216

Shares outstanding:
Beginning of period	3,831,841		506,741		2,099,937

End of period	3,983,050		518,496		2,263,344

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,010,432	$23,899,582	96,020	$2,166,723	306,429	$6,829,053
Shares redeemed	(1,075,602)	(24,804,144)	(112,465)	(2,312,371)	(344,226)	(7,358,628)

Net decrease	(65,170)	$(904,562)	(16,445)	$(145,648)	(37,797)	$(529,575)

Shares outstanding:
Beginning of fiscal year	3,897,011		523,186		2,137,734

End of fiscal year	3,831,841		506,741		2,099,937

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Value Equity Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended April 30, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	159,169	$2,684,602	20,459	$336,723	335,418	$5,432,664
Shares issued on reinvestment of distributions	5,582	91,539	715	11,478	3,571	57,354
Shares redeemed	(102,367)	(1,725,093)	(11,819)	(196,607)	(73,483)	(1,228,781)

Net increase	62,384	$1,051,048	9,355	$151,594	265,506	$4,261,237

Shares outstanding:
Beginning of period	706,413		186,121		741,235

End of period	768,797		195,476		1,006,741

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	133,915	$1,960,482	77,371	$1,116,302	122,895	$1,748,497
Shares issued on reinvestment of distributions	3,662	49,255	—	—	—	—
Shares redeemed	(152,669)	(2,120,861)	(29,757)	(400,287)	(168,965)	(2,293,484)

Net increase (decrease)	(15,092)	$(111,124)	47,614	$716,015	(46,070)	$(544,987)

Shares outstanding:
Beginning of fiscal year	721,505		138,507		787,305

End of fiscal year	706,413		186,121		741,235

Note 3:	Purchases and Sales of Securities. For the six-month period ended April 30, 2004, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Investment Securities
	Purchases	Sales
Diversified Growth Fund	$78,490,881	$68,534,576
Growth Equity Fund	231,800,724	234,464,306
International Equity Fund	74,115,708	56,245,925
Mid Cap Stock Fund	453,302,837	379,678,967
Small Cap Stock Fund	63,402,833	53,928,004
Value Equity Fund	4,712,992	817,432

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Trust’s Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Funds agree to pay to the Manager the following annual fee as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly.

	Initial Management Fee	Break Point	Subsequent Management Fee
Diversified Growth Fund (a)	1.00%	$50 million	0.75%
Growth Equity Fund	0.75%	None	—
International Equity Fund (a)	1.00%	$100 million	0.80%
Mid Cap Stock Fund	0.75%	None	—
Small Cap Stock Fund (a)	1.00%	$50 million	0.75%
Value Equity Fund	0.75%	None	—

(a)	The Diversified Growth Fund, International Equity Fund and Small Cap Stock Fund have a management fee break point. When average daily net assets exceed each Fund’s respective break point, the management fee is reduced to the subsequent management fee on those assets greater than the breakpoint.

The Manager contractually waived its management fee and, if necessary, reimbursed each Fund to the extent that Class A, B and C shares annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the 2004 fiscal year as follows:

	Class A Shares	Class B and Class C Shares
Diversified Growth Fund	1.60%	2.35%
Growth Equity Fund	1.35%	2.10%
International Equity Fund	1.78%	2.53%
Mid Cap Stock Fund	1.55%	2.30%
Small Cap Stock Fund	1.40%	2.15%
Value Equity Fund	1.45%	2.20%

For the six-month period ended April 30, 2004, the Small Cap Stock Fund recovered $30,543 in management fees that had been previously been waived in fiscal 2002.

If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal years ending October 31, 2006, 2005 and 2004, respectively, each Fund may be required to pay the Manager a portion or all of the waived management fees for the following funds in the amount indicated.

	2006	2005	2004
International Equity Fund	$123,480	$202,753	$194,088
Small Cap Stock Fund	—	176,172	27,345
Value Equity Fund	64,002	129,328	77,027

The Manager entered into a subadvisory agreement with Julius Baer Investment Management Inc. (“Julius Baer”) to provide to the International Equity Fund investment advice, portfolio management

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager.

The Manager entered into a subadvisory agreement with Dreman Value Management, LLC (“Dreman”) to provide to the Value Equity Fund investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for a fee payable by the Manager. Eagle Asset Management, Inc. (“Eagle”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

The Manager has entered into agreements with Eagle (with respect to Diversified Growth Fund, Growth Equity Fund, Mid Cap Stock Fund and Value Equity Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 0.50% of the Fund’s average daily net assets without regard to any reduction due to the imposition of expense limitations.

Total front-end and contingent deferred sales charges received by Raymond James & Associates, Inc. (the “Distributor”) for the six-month period ended April 30, 2004, were as follows.

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A Shares	Class A Shares	Class B Shares	Class C Shares
Diversified Growth Fund	$102,948	$—	$23,990	$6,581
Growth Equity Fund	106,789	90	59,079	6,219
International Equity Fund	55,402	—	1,839	1,266
Mid Cap Stock Fund	442,215	1,162	71,631	9,997
Small Cap Stock Fund	166,434	616	14,567	1,080
Value Equity Fund	37,457	—	3,205	439

The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

Total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to the Distributor for the six-month period ended April 30, 2004 were as follows.

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Diversified Growth Fund	$248,902	$18,814
Growth Equity Fund	670,010	508
International Equity Fund	222,195	—
Mid Cap Stock Fund	1,214,077	6,545
Small Cap Stock Fund	260,981	10,850
Value Equity Fund	7,111	—

Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A shares Distribution Plan of up to 0.35% of the average daily net assets. However, at the present time the Board of Trustees has

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

authorized payments of only 0.25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase the Class B shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

For shares purchased on or after April 1, 2004, a redemption fee of 2% of the value of the shares sold is imposed on fund shares redeemed or exchanged to another Heritage mutual fund within 60 calendar days of their purchase (whether by purchase or exchange from another Heritage mutual fund). To determine the market period, the funds will use a first-in, first-out method, meaning the shares held in the account the longest are used to determine whether a redemption fee applies. The redemption fee may not apply to redemptions from certain omnibus accounts. The redemption fee may be waived to make certain distributions from retirements plans or because of shareholder death or disability.

The Manager also is the Fund Accountant and Shareholder Servicing Agent for Diversified Growth Fund, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund, and Value Equity Fund. In addition, the Manager is the Shareholder Servicing Agent for International Equity Fund.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds that is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each of the Heritage Mutual Funds.

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Diversified Growth Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $1,711,724. The Fund has net tax basis capital loss carryforwards of $1,441,711. Capital loss carryforwards in the amount of $13,148,358 were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $1,277,691 and $164,020 may be applied to any net taxable gains until its expiration dates in 2009 and 2010, respectively.

Growth Equity Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $1,363,649. The Fund has net tax basis capital loss carryforwards of $124,456,059. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $70,943,635, $53,253,542, and $258,882 may be applied to any net taxable gains until their expiration dates in 2009, 2010 and 2011, respectively.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

International Equity Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses and investments in passive foreign investment companies, the Fund decreased (debited) undistributed net investment income $33,522, and increased (credited) accumulated net realized loss. The Fund has net tax basis capital loss carryforwards of $7,034,826. Capital loss carryforwards of $1,796,511 were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $3,298,277 and $3,736,549 may be applied to any net taxable gains until their expiration dates in 2009 and 2010, respectively.

Mid Cap Stock Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $3,689,724, decreased (debited) accumulated net realized loss $3,594 and decreased (debited) paid in capital $3,686,130. The Fund has net tax basis capital loss carryforwards of $47,294,922 which may be applied against any realized net taxable gains until its expiration date of October 31, 2010. Capital loss carryforwards of $12,711 were utilized in the fiscal year ended October 31, 2003.

Small Cap Stock Fund:

For the fiscal year ended October 31, 2003, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $1,640,792, and decreased (debited) accumulated net investment loss $7,173 and paid in capital $1,633,619. The Fund has net tax basis capital loss carryforwards of $3,846,459. No Capital loss carryforwards were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $2,818,797 and $1,027,662 may be applied to any realized net taxable gains until their expiration dates in 2010 and 2011, respectively.

Value Equity Fund:

The Fund has net tax basis capital loss carryforward of $7,732,795. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2003. Capital loss carryforwards in the amount of $7,985, $5,872,834 and $1,851,976 may be applied to any net taxable gains until their expiration dates in 2009, 2010 and 2011, respectively.

For income tax purposes, distributions paid during the fiscal years ended October 31, 2003 and 2002 were as follows:

	Ordinary Income		Long-Term Capital Gains
	2003	2002	2003	2002
Diversified Growth Fund	$—	$—	$—	$—
Growth Equity Fund	—	—	—	—
International Equity Fund	—	—	—	—
Mid Cap Stock Fund	—	1,892,820	—	1,694,243
Small Cap Stock Fund	—	—	—	9,686,446
Value Equity Fund	51,972	56,999	—	—

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards
Diversified Growth Fund	$—	$(1,441,711)
Growth Equity Fund	—	(124,456,059)
International Equity Fund	347,155	(7,034,826)
Mid Cap Stock Fund	—	(47,294,922)
Small Cap Stock Fund	—	(3,846,459)
Value Equity Fund	126,600	(7,732,795)

Note 6:	Fund Merger. On December 29, 2003, the Technology Fund merged into the Growth Equity Fund. Each Technology Fund shareholder received the number of full and fractional Class A, Class B or Class C shares of Growth Equity Fund equal in value to that shareholder’s shares of the corresponding class of Technology Fund as of the closing date of the merger. As a result of the merger, and of limitations imposed under Section 382 of the Internal Revenue Code, the Technology Fund will not be able to use all of its capital loss carryforwards prior to their expiration. In addition, previously waived management fees of $222,045 and $172,316 in the Technology Fund, that may otherwise have been recoverable through 2005 and 2004, respectively, is no longer be recoverable upon consummation of the merger.

Heritage Series Trust

Descriptions of Indices

Lipper International Equity Fund Index: Measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index): An index, with dividends reinvested, representative of the securities markets of twenty developed market countries in Europe, Australasia and the Far East.

Russell 3000® Index: Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of June 30, 2003, the average market capitalization was approximately $3.7 billion; the median market capitalization was approximately $622.3 million. The index had a total market capitalization range of approximately $286.8 billion to $116.6 million.

Russell 1000® Index: Measures the performance of the 1,000 largest companies in the Russell 3000® Index, representative of the U.S. large capitalization securities market.

Russell 2000® Index: Measures the performance of the 2,000 smallest companies in the Russell 3000® Index, representative of the U.S. small capitalization securities market.

Russell 2500® Index: Measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index: Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 1000® Value Index: Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell 2000® Growth Index: Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 2000® Value Index: Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell 2500® Growth Index: Measures the performance of those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index: Measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. As of June 30, 2003, the average market capitalization was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion.

Russell Midcap® Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index): is an unmanaged index of 500 widely-held large stocks that are considered representative of the U.S. stock market.

Standard & Poor’s MidCap 400 Index: is an unmanaged index consisting of 400 mid-sized domestic companies chosen for market size, liquidity and industry group representation.

Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

Heritage Family of Funds™

The Intelligent Creation of Wealth

Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 567-8143 ■ (800) 421-4184
www.HeritageFunds.com

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Series Trust. A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above or by accessing the SEC's website at http://www.sec.gov

85M 04/04 Copyright 2004 Heritage Asset Management, Inc.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Not applicable at this time.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Series Trust have concluded that such disclosure controls and procedures are effective as of April 30, 2004.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Series Trust that occurred during the first half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal controls over financial reporting.

Item 11. Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE SERIES TRUST

Date:    June 22, 2004

/s/ K.C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:    June 22, 2004

/s/ K.C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Date:    June 22, 2004

/s/ Andrea N. Mullins
Andrea N. Mullins
Treasurer